                                                                   EXHIBIT 10.23

                                    SUBLEASE

        THIS SUBLEASE (this "Sublease") is made as of the 11 day of May 1998 by and between ECHO BAY MANAGEMENT CORP., a Delaware corporation ("Sublessor"), and MPOWER SOLUTIONS, INC., a Delaware corporation ("Sublessee").

                                    ARTICLE 1
                                     GENERAL

        1.1 Lease. As used herein, the term "Lease" shall mean that certain Plaza Tower One Office Lease, dated April 21, 1995, as amended by the First Amendment to Plaza Tower Office Lease, dated May 24, 1995, and the Second Amendment to Plaza Tower Office Lease, dated December 15, 1995, by and between Huntington Beach Company, a California corporation ("HBC"), and Sublessor. A copy of the Lease is attached hereto as Exhibit A and is by this reference incorporated herein and made a part hereof.

        1.2 Landlord. Property Colorado OBJLW One Corporation, an Oregon corporation (the "Landlord") is the current owner of the Building and is the successor to all of the rights and obligations of HBC under the Lease.

        1.3 Building Terms. As used herein, the terms Improved Area, Building, Tower, Retail Area, and Parking Garage, shall have the meanings ascribed to such terms in Paragraph 1 of the Lease.

        1.4 Premises. As used herein, the term "Premises" shall mean 3,667 rentable square feet of space located on a portion of the 5th Floor of the Tower as shown on the floor plan attached hereto as Exhibit B and by this reference incorporated herein and made a part hereof.

        1.5 Furnishings. As used herein, the term "Furnishings" shall mean and include all of the furnishings currently located in the Premises which shall consist of the items identified on Exhibit C attached hereto and by this reference made a part hereof.

        1.6 Sublease Term. As used herein, the term "Sublease Term" shall mean the term of this Sublease, which shall commence as of June 1, 1998 (the "Commencement Date") and shall expire on November 30, 1999 (the "Expiration Date"), unless terminated sooner pursuant to any term or provision of this Sublease.

                                    ARTICLE 2
                               DEMISE OF PREMISES

        2.1 Demise of Premises. Under and subject to the provisions, covenants, and agreements contained herein and in the Lease, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises for the Sublease Term.

        2.2 Demise of Furnishings. Under and subject to the provisions, covenants, and agreements contained herein and in the Lease, Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, the Furnishings for the Sublease Term. The Furnishings are leased to Sublessee in their "AS IS" condition without any representations or warranties by Sublessor of any kind or nature whatsoever, including, without limitation, any warranties as to the physical condition or state of repair of the Furnishings or their fitness for any particular purpose. Sublessee shall keep, maintain and repair all of the Furnishings in good and sightly condition during the Sublease Term and shall surrender the Furnishings to Sublessor upon the expiration or earlier termination of the Sublease Term in the same condition as the Furnishings were in on the Commencement Date (including, if necessary, by repairing any damage thereto), ordinary wear and tear excepted.

        2.3 Landlord's Approval. Both Sublessor and Sublessee acknowledge that this Sublease is subject to the Landlord's approval as required by the terms of the Lease. From and after the date of this Sublease, both parties shall use reasonable efforts to obtain the Landlord's approval of this Sublease, including, without limitation, supplying any information or documents which the Landlord may reasonably request in connection therewith.

                                   ARTICLE 3
                          BASIC RENT AND OTHER AMOUNTS

        3.1 Rental Covenant. Sublessee covenants and agrees to pay the Rent, as hereinafter defined, to Sublessor during the Sublease Term, without notice and without offset, deduction, or abatement.

        3.2 Base Rent. As used herein, the term "Base Rent" shall mean $121,011.00 during the Sublease Term payable in monthly installments of $6,722.83 each, which amount is based upon an annual rental rate equal to the product of $22.00 per rentable square foot in the Premises multiplied by 3,667 rentable square feet.

        3.3 Operating Costs. Pursuant to the terms of the Lease, Sublessor is obligated to pay a share of the "Operating Costs" for the Building and the Improved Area. Sublessor and Sublessee acknowledge and agree that the Base Rent is intended to be a gross full-service rental rate for the Premises and that consequently Sublessee shall not be obligated to pay to Sublessor any Operating Costs under this Sublease; provided, however, that Sublessee shall be obligated to pay to Sublessor certain costs as more particularly provided in Section 3.4.



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

        3.4 Additional Fees and Expenses. Sublessee shall pay for all charges, fees, and expenses (other than Operating Costs) imposed under the terms of the Lease for any special purposes relating to Sublessee's use of the Premises, including, without limitation, any fees charged for any disproportionate use of utility services at the Premises, any charges for any after-hour or extra services provided to the Premises, any charges for any repairs performed by the Landlord to or for the Premises, and any and all similar charges. Sublessee shall pay such costs directly to the Sublessor within ten (10) days after the date that Sublessor delivers a written statement to Sublessee together with supporting documentation provided to Sublessor by the Landlord. If Sublessor first pays Landlord for any such costs, Sublessee shall reimburse Sublessor for such costs within ten (10) days after the date that Sublessor delivers a written statement for such costs to Sublessee.

        3.5 Payment. As used herein, the term "Rent" shall mean Base Rent, all costs payable by Sublessee under Section 3.4 of this Sublease, and all other amounts payable by Sublessee under this Sublease. Except as otherwise provided herein, Rent shall be payable in advance in monthly installments commencing on the Commencement Date and continuing on the first day of each month thereafter for the balance of the Sublease Term. Rent shall be prorated for any partial month occurring during the Sublease Term. All items of Rent payable by Sublessee to Sublessor under this Sublease shall be paid to Sublessor at the address for Sublessor which is set forth in Section 5.1 of this Sublease.

                                    ARTICLE 4
                         OTHER AGREEMENTS OF THE PARTIES

        4.1 Lease Provisions Binding On Sublessee. Except for the Retained Obligations (as hereinafter defined), except for the Inapplicable Provisions (as hereinafter defined), and except as otherwise specifically set forth herein,
Sublessee: shall take subject to and be bound by all of the terms, conditions and provisions of the Lease which are applicable to the "Tenant" as provided in the Lease and to the extent that the same apply to the Premises (which terms, conditions and provisions are incorporated herein as terms, conditions and provisions of this Sublease); shall comply with and shall be obligated to perform all of Sublessor's obligations, duties and liabilities in, under, and with respect to the Lease to the extent that the same apply to the Premises; and shall indemnify and hold Sublessor harmless from any failure by Sublessee to comply with its obligations under this sentence and from all liabilities, costs and expenses, including, without limitation, reasonable attorney's fees, asserted against or incurred by Sublessor in connection therewith; provided, however, that for the purposes of this Sublease: (A) the first paragraph of Paragraph 30 of the Lease shall be applicable only to Landlord and not to Sublessor and the provisions of the second paragraph of Paragraph 30 of the Lease applicable to the "Tenant" under the Lease shall be deemed to apply to each of Sublessor and Sublessee; and (B) the rights reserved to the Landlord under Paragraph 31 of the Lease shall be exclusively for the benefit of Landlord and not of Sublessor. Sublessee Shall not commit or permit to be committed any act or omission which shall violate any term or condition of the Lease. As used herein, the term "Retained Obligations" shall mean and include (i) the obligation of Sublessor to pay the Base Rent to the Landlord under Paragraph 3A of the Lease, (ii) the obligation of Sublessor to pay its share of the Operating Costs to the Landlord under Paragraph 3B of the Lease, and (iii) all obligations of the Sublessor under the

Lease which relate to the portion of the space leased to Sublessor under the Lease which is not included in the Premises. As used herein, the term "Inapplicable Provisions" shall mean (a) all of the terms and provisions set forth in Paragraphs 3B, 15, 16, 18, 27, 38, 43, 44, 45 and 46 of the Lease and the terms set forth in Exhibits C to the Lease, and (b) any other provisions set forth in the Lease which are clearly by their terms inapplicable to, inconsistent with, or superseded by the terms set forth in this Sublease. During the Sublease Term, so long as there are no uncured defaults by Sublessee under this Sublease, Sublessor (1) shall comply with and perform all of the Retained Obligations, (2) shall take any reasonable actions which may be necessary to endeavor to cause the Landlord to comply with its obligations under the Lease, except that in no case shall Sublessor be obligated hereby to commence any lawsuit or other legal proceedings to compel such performance, and (3) shall not, as to any of the space included in the Premises hereunder, exercise the option to terminate the Lease as set forth in Paragraph 44 thereof. Sublessee shall have no right to exercise any of the options granted to Sublessor under the Lease, including, without limitation, those set forth in Paragraphs 43, 44, 45, and 46, of the Lease. Sublessee shall promptly deliver to Sublessor true and complete copies of any and all notices or other material correspondence regarding the Lease, this Sublease, the Building, or the Premises received by Sublessee at any time during the Sublease Term.

        4.2 Sublessee's Rights Under the Lease. Except as otherwise specifically provided herein, Sublessor hereby grants to Sublessee during the Sublease Term all of the rights, powers, and privileges that Sublessor has under the Lease with respect to the Premises. Sublessee shall be entitled during the Sublease Term to receive any and all services, utilities, repairs, and facilities to and for the Premises which the Landlord is required to provide pursuant to the Lease on and subject to the terms thereof; provided, however, that Sublessor does not hereby guaranty that the same will be provided to the Premises or that the Landlord will perform any or all of its obligations under the Lease with respect to the Premises.

        4.3 Insurance and Waiver of Claims. Without limiting the generality of the terms of Section 4.1 above, Sublessee shall obtain and keep in full force and effect at all times during the Sublease Term all of the liability insurance coverages required to be maintained by Sublessor under the Lease with regard to the Premises and casualty insurance coverage on the Furnishings and on all of its trade fixtures, supplies, inventory, equipment, and personal property located in the Premises. Sublessee hereby waives and releases Landlord and Sublessor from and against any and all claims, damages, losses, and liabilities for any bodily injury, loss of life, or property damage occurring on or about the Premises, or any part thereof, from any cause whatsoever, including, without limitation, the negligence of Sublessor or the Landlord, or any of their respective agents, employees, contractors, or guests, or the negligence of any other party leasing, occupying, or otherwise using any part of the Building. Sublessee shall indemnify and hold Sublessor harmless from and against any and all claims asserted against Sublessor or the Landlord arising from any such damages, injuries, or losses incurred by Sublessee or any of its agents, employees, contractors, guests, or other parties upon the Premises. Sublessee shall cause all policies of insurance maintained by Sublessee hereunder to contain waiver of subrogation provisions in favor of Sublessor and the Landlord.

        4.4 Premises Taken "AS IS". Sublessee agrees that it is taking the Premises in an "AS IS" condition and without any representations or warranties by Sublessor of any kind or nature whatsoever. Sublessee agrees that Sublessor shall have no responsibility to make, arrange for, or pay for any tenant improvements whatsoever to the Premises. Furthermore, Sublessee agrees that it shall be solely responsible for obtaining and installing, at its own expense, a phone system for the Premises. The Commencement Date hereunder shall not be extended because of any failure of Sublessee or any of Sublessee's agents to complete the installation of a phone system for the Premises by June 1, 1998.

        4.5 No Assignment by Sublessee. Sublessee may not assign or otherwise transfer any of its rights, duties, liabilities, or obligations under this Sublease without the prior written consent of Sublessor, which consent shall not be unreasonably withheld, and without the prior written consent of the Landlord pursuant to the terms of the Lease.

        4.6 Right of Reentry. Sublessor reserves the fight to re-enter the Premises in the event Sublessor defaults under this Sublease or otherwise inspect the Premises to verify Sublessee's compliance with the terms of this Sublease.

        4.7 Repair and Maintenance. Sublessee shall keep and maintain the Premises and the Furnishings in good order and repair in a manner consistent with the terms and conditions set forth in the Lease and this Sublease.

                                    ARTICLE 5
                                  MISCELLANEOUS

        5.1 Notices. All notices, demands, consents or other instruments or communications provided for under this Sublease, or otherwise given under or in connection with this Sublease, shall be in writing, shall be signed by or on behalf of the party giving the same, and shall be deemed properly given and received when the same is actually received or refused if a copy thereof, addressed to the recipient at the address set forth below, is delivered personally, by messenger service, by facsimile, by a nationally-recognized commercial overnight courier service such as Federal Express, or by certified or registered mail, return receipt requested. All such notices shall be delivered or sent with transmission, postage, and/or delivery charges paid, to the address of the intended recipient set forth below or such other address as such party may designate by written notice given to the other party in accordance with the terms set forth in this Section 5.1. All notices to Sublessor shall he addressed to Sublessor at the following address and/or facsimile number:

        Echo Bay Management Corp.
        6400 South Fiddlers Green Circle, Suite 1000
        Englewood, Colorado 80111
        Attention:    Corporate Secretary
        Telephone:    (303) 714-8838
        Facsimile:    (303) 714-8998

        All notices to Sublessee shall be addressed to Sublessee at the following address and/or facsimile number:

        MPOWER Solutions, Inc.
        6400 South Fiddlers Green Circle, Suite 540
        Englewood, Colorado 80111
        Attention:    Lorine Sweeney, President
        Telephone:    (505) 248-3931
        Facsimile:    (505) 744-5913

        5.2 Parking. Sublessee hereby subleases from Sublessor, and Sublessor hereby subleases and demises to Sublessee, for the Sublease Term a total of 11 non-reserved spaces in the Parking Garage located in the Improved Area. The rental rate for the parking spaces subleased by Sublessee hereunder shall be $25.00 per space per month from the Commencement Date through the expiration of the Sublease Term. Sublessee's use of the Parking Garage shall be subject to all of the rules, regulations, and limitations established from time to time by the Landlord. In no event shall Sublessor have any liability or responsibility for any losses, damages, or injuries to person or property in connection with the use of the Parking Garage by Sublessee or any of its agents, employees, contractors, or guests.

        5.3 Remedies. In the event of any breach or default by Sublessee under this Sublease, Sublessor shall have the right to enforce any of the remedies provided for in Paragraphs 21, 24, and 25 of the Lease and any other remedies otherwise available to Sublessor for such default. For purposes of this
Section 5.3, Paragraphs 21, 24, and 25 of the Lease shall be incorporated herein and the term "Landlord" therein shall be substituted with the term Sublessor, the term "Tenant" therein shall be substituted with the term Sublessee, and the term "Lease" therein shall be substituted with the term Sublease.

        5.4 No Implied Waiver. No failure by Sublessor to insist upon the strict performance of any term, covenant or agreement contained in this Sublease, no failure by Sublessor to exercise any right or remedy under this Sublease, and no acceptance of full or partial payment during the continuance of any default by Sublessee, shall constitute a waiver of any such term, covenant or agreement, or a waiver of any such right or remedy, or a waiver of any such default by Sublessee.

        5.5 Entire Agreement - No Representation. This Sublease and all exhibits referred to herein, constitute the final and complete expression of the parties' agreements with respect to the subject matter hereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations, or understandings, whether oral or written, except as expressly set forth herein. Sublessor and Sublessee acknowledge and agree that, except as otherwise may be specifically provided for herein, neither party has made any representations, warranties, or agreements to or on behalf of the other party as to any matter concerning the Premises or this Sublease.

        5.6 Modifications in Writing. No amendments or modifications of this Sublease, and no approvals, consents or waivers by Sublessor under this Sublease, shall be valid or binding unless in writing and executed by the party to be bound thereby.

        5.7 Severability. If any provision of this Sublease shall be invalid, illegal or unenforceable it shall not affect or impair the validity, legality or enforceability of any other provision of this Sublease, and there shall be substituted for the affected provision, a valid and enforceable provision as similar as possible to the affected provision.

        5.8 Binding Effect. This Sublease shall extend to and be binding upon the heirs, personal representatives, successors and assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Sublease shall be construed as covenants running with the Land.

        5.9 Time of the Essence. Time is of the essence under this Sublease, and all provisions herein relating thereto shall be strictly construed.

        5.10 Survival of Provisions. Notwithstanding any termination of this Sublease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Sublessee subsequent to termination and as to any provisions which required performance by Sublessee prior to such termination but which Sublessee failed to perform at such time.

        5.11 Applicable Law. This Lease shall be interpreted and enforced according to the laws of the State of Colorado.

        5.12 Brokers. Sublessor hereby represents and warrants to Sublessee that it has not been represented by any broker in connection with this Sublease and the transaction contemplated herein except for CB Richard Ellis, Inc. ("CB Richard Ellis"). Sublessee hereby represents and warrants to Sublessor that it has not been represented by any broker in connection with this Sublease and the transaction contemplated herein. Sublessor shall pay any amounts due to CB Richard Ellis on account of this Sublease and the transaction contemplated herein pursuant to the terms of a separate agreement between Sublessor and CB Richard Ellis and Sublessor shall indemnify and hold harmless Sublessee from and against any and all claims for commissions, fees, or other compensation payable to or claimed by CB Richard Ellis and any other real estate broker, agent, salesman, finder, or other person on account of any implied or express commitment or undertaking made by Sublessor as a result of this Sublease or the consummation of the transaction contemplated herein. Sublessee shall indemnify and hold harmless Sublessor from and against any and all claims for commissions, fees, or other compensation payable to or claimed by any real estate broker, agent, salesman, finder, or other person (except for CB Richard Ellis) on account of any implied or express commitment or undertaking made by Sublessee as a result of this Sublease or the consummation of the transaction contemplated herein.

        5.13 Counterparts: Execution. This Sublease may be executed in counterparts and, when counterparts of this Sublease have been executed and delivered by all of the parties hereto, this

Sublease shall be fully binding and effective, just as if all of the parties hereto had executed and delivered a single counterpart hereof. Without limiting the manner in which execution of this Sublease may otherwise be effected hereunder, execution by any party may be effected by facsimile transmission of a signature page hereof executed by such party. If any party effects execution in such manner, such party shall also promptly deliver to the other parties the counterpart physically signed by such party, but the failure of any such party to do so shall not invalidate the execution hereof effected by facsimile transmission.

        IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed the day and year first above written.

                                        SUBLESSOR:

                                        ECHO BAY MANAGEMENT CORP., a Delaware
                                        corporation

                                        By: /s/ L. BRODRICK
                                           -------------------------------------
                                        Name: Lois Ann L. Brodrick
                                             -----------------------------------
                                        Its: Secretary
                                           -------------------------------------


                                        SUBLESSEE:

                                        MPOWER SOLUTIONS, INC., a Delaware
                                        corporation


                                        By: /s/ LORINE SWEENEY, President
                                           -------------------------------------
                                        Name: Lorine Sweeney
                                             -----------------------------------
                                        Its: President
                                           -------------------------------------

                                   EXHIBIT A
                                 IMPROVED AREA



                        [GREENWOOD PLAZA SOUTH DIAGRAM]

                                   EXHIBIT B
                                LEASED PREMISES

                          [TENTH (10TH) FLOOR DIAGRAM]





                                      B-1





                                   EXHIBIT B
                                LEASED PREMISES


                          [NINTH (9TH) FLOOR DIAGRAM]







                                      B-2






                                   EXHIBIT B
                                LEASED PREMISES

                          [FIFTH (5TH) FLOOR DIAGRAM]

                                    EXHIBIT C

                                 Work Agreement

The undersigned, as Landlord and Tenant, are executing simultaneously with this Work Agreement a Lease covering the Leased Premises therein described (the "Lease"). This Work Agreement is attached to the Lease as Exhibit C.

Landlord and Tenant agree as follows:

1.      Defined Terms

        The following terms have the respective definitions indicated for purposes of this Work Agreement:

        (a) "Tenant's Architect" means Saiber. Saiber, Inc., an architectural firm approved by Landlord to design the Leasehold Improvements on Tenant's behalf and to represent Tenant during construction, design and pricing of the Leasehold Improvements.

        (b) "Construction Drawings" means the Engineering Working Drawings and the Architectural Working Drawings.

        (c) "Project Engineers" means ABS Consultants, the mechanical engineer, Martin. Martin, the structural engineer, and Michael J. Hutchison & Associates, the electrical engineer who shall prepare the Engineering Working Drawings providing for the construction of the Leasehold Improvements in accordance with the Space Plan, which firms have been selected and retained by Tenant's Architect, and approved by Landlord.

        (d) "General Contractor" means the person or firm from time to time selected by Tenant and approved by Landlord as herein provided, which approval shall not be unreasonably withheld, to construct and install the Leasehold Improvements in the Leased Premises.

        (e) "Improvement Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.1 of this Work Agreement,

        (f) "Planning Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.2 of this Work Agreement

        (g) "Moving Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.3 of this Work Agreement.

        (h) "Landlord Delay" means the sum of number of days (i) by which Landlord was late in providing Landlord's responses contemplated in this Exhibit C, (ii) of delay caused by changes requested by Landlord to any aspect of the Leasehold Improvements after the Construction Drawings have been prepared and approved (including any delay in preparing any of the documents or drawings described herein), (iii) of delay caused by Landlord, its agents, or contractors' interference (if any) in the construction or delay in processing General Contractor's submittals as provided herein, (iv) of delay caused by the inclusion at the instance of Landlord of any work or materials not shown on the Construction Drawings, (vi) of delay in completing the Landlord's Work as described herein, (vii) of delay in inspecting or approving any work completed in connection With the Leasehold improvements, and (viii) of delay in taking reasonable steps to cooperate with Tenant in completing the Leasehold improvements, including, without limitation, providing access to the Building and the Premises and completing permit applications' or executing other documents which may be necessary in connection with the Leasehold Improvements.

        (i) "Landlord's Representative" means Melissa Witkowski (or another individual employee of Landlord identified by Landlord as the substitute Landlord's Representative upon reasonable prior notice to Tenant), the individual employee of Landlord who has been assigned by Landlord to review and approve the plans and specifications for the Leasehold Improvements and to monitor the construction of the Leasehold Improvements, and to assist and cooperate with Tenant in connection therewith, as contemplated herein.

        (j) "Landlord's Plan Architect" means the independent architect hired by Landlord, if any, to assist in Landlord's review of the Space Plan and the Construction Drawings.

        (k) "Landlord's Construction Architect" means the independent architect hired by Landlord, if any, to assist Landlord and Landlord's Representative in monitoring the construction of the Leasehold Improvements, which architect may be the same architect as Landlord's Plan Architect.

        (l) "Leasehold Improvements" means the improvements to the Leased Premises shown on the Construction Drawings.

        (m) "Substantial Completion" means the date that the Leasehold Improvements are certified by Tenant's Architect as sufficiently complete, such that Tenant can reasonably occupy and utilize the Leased Premises for the Permitted Purpose.

        Unless otherwise defined herein, capitalized terms used in this Work Agreement shall have the meanings ascribed to such terms in the Lease.

2.      Space Planning and Engineering

        2.1 Space Plan. Landlord shall provide to Tenant's Architect the architectural and engineering drawings for the base building improvements for the Building and the as-built drawings, plans and specifications, and all other drawings and construction documents in Landlord's possession or control relating to the prior improvements made to the Leased Premises ("Landlord Drawings"). Tenant shall provide to Landlord's Representative a space plan for the Leased Premises (referred to herein as the "Space Plan") prepared by Tenant's Architect. The Space Plan shall be prepared by the Tenant's Architect at Tenant's sole cost and expense, subject to Landlord's payment of the Planning Allowance as hereinafter provided.

        2.2 Approval of Space Plan. Within five (5) business days after the receipt by Landlord's Representative of the Space Plan, Landlord shall review the Space Plan. If Landlord determines, in its reasonable good faith judgment, that the Space Plan is incompatible with the base building specifications for the Building, Landlord shall so advise Tenant's Architect and Tenant's Architect shall revise the Space Plan accordingly and resubmit it to Landlord's Representative and the review procedure and time frames set forth above shall be repeated. Otherwise, Landlord shall notify Tenant's Architect of its approval of the Space Plan as promptly as reasonably possible. If no notice of approval or disapproval is given by Landlord to Tenant's Architect within five (5) business days after the receipt Of the Space Plan by Landlord's Representative, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval.

        2.3 Engineering Working Drawings. Based upon the approved Space Plan, the Project Engineers shall prepare the structural, plumbing, fire protection, mechanical, electrical, and life safety engineering drawings ("Engineering Working Drawings"). The Engineering Working Drawings shall be submitted to Landlord's Representative for review and approval by Landlord, which approval shall not be unreasonably withheld. If no notice of approval or disapproval of the Engineering Work Drawings is given by Landlord to Tenant's Architect within five (5) business days after the receipt thereof by Landlord's Representative, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. The costs for the preparation of the Engineering Working Drawings shall be borne by Tenant, subject to Landlord's payment of the Planning Allowance and the Improvement Allowance as hereinafter provided.

        2.4 Architectural Working Drawings. Tenant's Architect shall provide Landlord's Representative with architectural working drawings prepared by the Tenant's Architect (the "Architectural Working Drawings") for the Leased Premises for review and approval by Landlord, which approval shall not be unreasonably withheld. The Architectural Working Drawings shall include the following: (a) partition layout and door locations; (b) electrical outlets, including the location and usage thereof; (c) telephone outlets, including a description of the system and the size of conduit servicing each outlet, (d) a ceiling plan showing standard and non-standard lighting, switching requirements, and ceiling construction or constraints; (e) Tenant's occupancy capacity and usage equipment loads for all spaces, particularly special usage rooms, including, but not limited to, conference rooms, lounges, coffee rooms, copy rooms, computer terminal or keypunch rooms, audio-visual rooms, and reproduction or print rooms which require special heating, ventilating, air conditioning or fire protection; (f) Tenant's floor loading for all spaces, particularly special usage rooms; and (g) floor penetrations, including but not limited to special stairs, dumbwaiters, conveyors, pneumatic systems, elevators, or architectural features. If Landlord determines, in its reasonable good faith judgment, that the Architectural Working Drawings contain design errors, Landlord shall give notice thereof to Tenant within five (5) business days after the receipt thereof by Landlord's Representative. If the Architectural Working Drawings are acceptable to Landlord, Landlord shall communicate its approval to Tenant's Architect as promptly as reasonably possible, but in any event on or before the expiration of such five business day period. If Landlord does not reply within such period of time, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. If Landlord notifies Tenant's Architect of design errors, Tenant shall revise the Architectural Working Drawings accordingly and resubmit them to Landlord's Representative and the review procedure set forth above shall be repeated. When approved by Landlord and Tenant, the Engineering Working Drawings and the Architectural Working Drawings shall be acknowledged as such by Tenant and Landlord in writing and such approved drawings shall be deemed to constitute the "Construction Drawings."

        2.5 Changes. If Tenant wishes to make any material changes to the Construction Drawings, Tenant shall submit a written request describing such changes to Landlord's Representative. Any such changes may be made by Tenant only upon the prior written approval of Landlord's Representative, which approval shall not be unreasonably withheld. Landlord's Representative shall respond to all written requests for any such changes within five (5) days of receipt of the same by Landlord's Representative. If Landlord's Representative does not respond within such period of time, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval.

3.       Construction of Leasehold Improvements

        3.1 Tenant to Construct Leasehold Improvements. Following approval of the Construction Drawings, Tenant shall be responsible to the completion of the Leasehold Improvements in substantial compliance with the Construction Drawings, at its sole cost and expense, subject to Landlord's payment of the improvement Allowance. Landlord shall deliver possession of the Leased Premises to Tenant for the purpose of constructing the Leasehold Improvements (and installing Tenant's trade fixtures, furnishings, equipment, and other personal property) on or before June 1, 1995; except that, as to those portions of the Leased Premises which are occupied as of the date of this Lease, Landlord shall deliver such possession to Tenant on or before June 30, 1995. It is understood and agreed that Landlord is making the Leased Premises available to Tenant for such purposes prior to the Lease Commencement Date and prior to the commencement of Tenant's obligations for the payment of Rent under the Lease. Tenant's use and occupancy of the Leased Premises prior to the Lease Commencement Date shall be subject to all of the terms and provisions of the Lease, except for Tenant's obligation to pay Rent. There shall be no charge to Tenant for its early access to the Building and the Leased Premises or for the use by Tenant of electrical power and other Building services during the construction of the Leasehold improvements.

        3.2 General Contractor. Tenant shall enter into a direct contract for construction services to complete the Leasehold improvements with the General Contractor. Prior to execution of the contract between Tenant and the General Contractor, Tenant shall provide a copy of the contract to Landlord's Representative for its review and approval, which approval shall not be unreasonably withheld. Landlord shall review the contract and approve or disapprove the contract in writing within five (5) days thereafter. If Landlord fails to notify Tenant's Architect of its approval or disapproval of the contract within such 5-day period, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. Tenant and the General Contractor shall have the right to select and contract directly with all sub-contractors and all other parties supplying work or materials to the Leased Premises. The Genera Contractor and all sub-contractors shall be required to comply with the Construction Procedures set forth on Exhibit K attached hereto, as the same may be amended from time to time by Landlord upon reasonable prior notice to the General Contractor.

        3.3 Compliance with Laws. Tenant shall cause Tenant's Architect, the General Contractor, and all Sub-contractors to: (i) conduct their work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or any other tenants of the Building, (ii) comply with all laws, codes, permits, rules, and regulations relating to the construction activities in or on the Building; and (iii) maintain such insurance in force and effect as required by the Lease, but in any event not less than that required by applicable law.

4.      ALLOWANCES

        4.1 Improvement Allowance. Landlord shall pay to Tenant an Improvement Allowance for the costs incurred by Tenant in the construction of the Leasehold Improvements to be made to the Leased Premises in an amount equal to the product of $20.00 multiplied by the total number of rentable square feet in the Leased Premises.

        4.2 Planning Allowance. Landlord shall pay to Tenant a Planning Allowance for costs incurred by Tenant in the planning and designing of the Leasehold Improvements to be made to the Leased Premises in an amount equal to the product of $2.00 multiplied by the total number of rentable square feet in the Leased Premises. The Planning Allowance shall be payable by Landlord to Tenant upon Landlord's approval of the Architectural Working Drawings and the Engineering Working Drawings.

        4.3 Moving Allowance. Landlord shall pay to Tenant a Moving Allowance for the costs incurred by Tenant in relocating its business to the Leased Premises in an amount equal to the product of $1.00 multiplied by the total number of rentable square feet contained in the Leased Premises. The Moving Allowance shall be payable by Landlord to Tenant upon the Lease Commencement Date.

        4.4 Payment of Improvement Allowance. Tenant shall from time to time submit to Landlord's Representative invoices for any costs and expenses incurred in connection with the Leasehold Improvements, together with evidence of payment of such invoices, lien waivers, and any other documentation reasonably requested by Landlord's Representative, and, subject to the approval of such items by Landlord's Representative, Landlord shall pay Tenant the amount set forth on such invoice or invoices as promptly as reasonably possible but in no event later than thirty (30) days after the receipt of such items by Landlord's Representative. Landlord shall from time to time pay amounts against the Improvement Allowance in accordance with the terms set forth herein up to the total amount of the Improvement Allowance; provided that, Landlord shall have the right to retain up to a total of 10% of the Improvement Allowance until after the General Waiver (as defined below) is delivered to Landlord's Representative. Upon completion of the Leasehold Improvements, Tenant shall obtain and deliver to Landlord's Representative a general lien waiver covering the Leasehold Improvements from the General Contractor, which lien waiver shall be in form and substance reasonably acceptable to Landlord (the "General Waiver").

5.      Landlord's Work

        5.1 Existing Improvements. All existing improvements in the Leased Premises as of the date of this Lease, including, without limitation, all doors, door frames, hardware, ceiling grids and tiles, light fixtures, millwork, built-ins, end all similar items (the "Existing Improvements"), may be used by Tenant at no charge. Tenant shall have the right to demolish and remove from the Leased Premises any and all of the Existing Improvements which Tenant elects not to use; provided that, prior to such demolition, Tenant shall offer any such items to Landlord's Representative. If Landlord elects to salvage any such items, Landlord shall, at Landlord's expense, remove such items in a manner which will not delay or interfere with the construction of the Leasehold Improvements; provided that Tenant shall use reasonable efforts to cooperate with Landlord in Landlord's removal of any such items.

        5.2 Core and Shell Work. All core and shell work required to be done in connection with the Leasehold Improvements, including without limitation, floor leveling to a specification of a variation of not more than one quarter inch for every ten feet, shall be done by Landlord, at Landlord's expense.

6.      Relocation of Existing Tenants and Relinquishment of Rights

        6.1 Relocation and Relinquishments. In order for the Leased Premises to be ready for Tenant's use and occupancy at the times contemplated herein, it will be necessary to take the following actions:

        (A) Chrysler Financial Corporation will be relocated from the space which it currently occupies on the 9th Floor of the Tower to other space containing 5,904 rentable square feet on the 16th Floor of the Tower (the "Chrysler Relocation").

        (B) Budget Rent-A-Car will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower (the "Budget Relinquishment").

        (C) Sybase will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower, except for a right of first refusal on the space on the 5th Floor of the Tower (containing approximately 5,100 rentable square feet) which will continue to be leased to Thompson Pipe & Steel after the Thompson Contraction described in Paragraph 6.1(D) below (the "Sybase Relinquishment").

        (D) Thompson Pipe & Steel will contract the space it leases on the 5th Floor of the Tower to a total of approximately 5,100 rentable square feet, and will relinquish all other rights and options which it currently has on the 5th Floor of the Tower (the "Thompson Contraction").

        (E) Missing Link will cancel all rights and options to lease space on the 5th Floor of the Tower (the "Missing Link Cancellation").

The foregoing actions are hereinafter referred to collectively as the "Relinquishments." Both Landlord and Tenant shall use their best efforts and shall cooperate with each other to cause all of the Relinquishments to be completed as promptly as reasonably possible. In the event that any of the Relinquishments is not completed in a manner which is reasonably satisfactory to either party hereto on or before May 20, 1995, both Landlord and Tenant shall have the right to terminate this Lease by giving written notice of termination to the other party at any time after such date and on or before June 5, 1995.

        6.2. Coordination. Landlord shall, at Landlord's expense (subject to Tenant's obligation to pay the amounts set forth in Section 6.3 below), coordinate all aspects of the Chrysler Relocation, the Budget Relinquishment, the Sybase Relinquishment, the Thompson Contraction, and the Missing Link Cancellation in a manner which will cause all portions of the Leased Premises to be available to Tenant at the times contemplated herein.

        6.3 Payments by Tenant. Tenant shall reimburse Landlord for the following costs incurred in connection with the Chrysler Relocation, the Budget Relinquishment, the Sybase Relinquishment, the Thompson Contraction, and the Missing Link Cancellation:

        (A) In connection with the Chrysler Relocation, Tenant shall reimburse Landlord for all Relocation Costs paid by Landlord in connection with the Chrysler Relocation; provided that in no event shall Tenant be obligated hereby to pay any amount greater than $159,400 for such Relocation Costs. As used herein, the "Relocation Costs" shall mean all of the actual out-of-pocket costs incurred by Landlord in connection with the Chrysler Relocation, including, without limitation, all such costs incurred by Landlord for: the preliminary space planning; final space planning; construction documents; mechanical engineering design and documentation; electrical design and documentation; demolition; construction management costs including fees; special consultants costs (structural, acoustical, vibration, etc.), direct costs of construction; all required permits and fees; the cost to move personal effects and furniture; the reprinting of Stationary and related materials; the rewiring and relocation of telecommunications equipment; and any other reasonable expenses incurred by Landlord in connection with such relocation.

        (B) In connection with the Budget Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $50,000.

        (C) In connection with the Sybase Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $9,750.

        (D) Tenant shall have no obligation to pay or reimburse Landlord for any costs incurred in connection with the Thompson Contraction or the Missing Link Cancellation.

All costs payable by Tenant hereunder shall be paid by Tenant to Landlord within ten (10) business days after Tenant's receipt of evidence of the payment of such costs by Landlord.

7.      Supervision Fee

        Landlord shall be entitled to a fee (the "Supervision Fee") for the actual out-of-pocket costs paid by Landlord to the Landlord's Plan Architect (at a rate not to exceed $100 per hour), the Landlord's Construction Architect (at a rate not to exceed $100 per hour, and the Landlord's Representative (at the rate not to exceed $28 per hour) in connection with the Landlord's review and approval of the Space Plan and the Construction Drawings and the supervision of the construction of the Leasehold Improvements. Tenant shall pay amounts against the Supervision Fee from time to time within ten (10) business days after Tenant's receipt of evidence of the payment of such costs by Landlord.

        Landlord and Tenant have executed this Work Agreement contemporaneously with execution of the Lease.

              LANDLORD:                   HUNTINGTON BEACH COMPANY, a California
                                          Corporation, by its agent, Chevron
                                          Real Estate Management Company, a
                                          division of Chevron U.S.A. Inc., a
                                          Delaware Corporation

                                          By:  /s/ W.R. MORRISON
                                               --------------------------------
                                          Its: Vice President
                                               --------------------------------


              TENANT:                     ECHO BAY MANAGEMENT CORP.
                                          a Delaware Corporation

                                          By:  [SIGNATURE ILLEGIBLE]
                                               --------------------------------
                                          Its: Controller
                                               --------------------------------

                                          By:  [SIGNATURE ILLEGIBLE]
                                               --------------------------------
                                          Its: Senior Vice President, Finance
                                               --------------------------------

                                    EXHIBIT A
                                       TO
                                    SUBLEASE



                               [Copy of the Lease]



                                SEE THE ATTACHED

                                    EXHIBIT A



                                 PLAZA TOWER ONE


                                     OFFICE


                                      LEASE


Landlord:


HUNTINGTON BEACH COMPANY,


by its managing agent, Chevron Real Estate Management Company


Tenant:


ECHO BAY MANAGEMENT CORP.

                                      INDEX

                                                                           Page
                                                                           ----
1.      DEFINITIONS..........................................................6

2.      GRANT: USES..........................................................8

3.      RENT.................................................................9

4.      UTILITIES...........................................................12

5.      SERVICES............................................................13

6.      INDEMNIFICATION AND INSURANCE.......................................15

7.      WAIVER OF SUBROGATION...............................................17

8.      REPAIRS.............................................................17

9.      TENANT'S PROPERTY...................................................18

10.     IMPROVEMENTS AND ALTERATIONS BY TENANT..............................18

11.     CASUALTY............................................................19

12.     ASSIGNMENT, LETTING AND SUBLETTING .................................19

13.     LIENS AND INSOLVENCY................................................20

14.     CONDEMNATION........................................................20

15.     CONSTRUCTION CONDITIONS.............................................21

16.     OCCUPANCY, LEASE COMMENCEMENT DATE..................................21

17.     RULES AND REGULATIONS...............................................22

18.     PARKING ............................................................22

19.     ACCESS..............................................................22

20.     SIGNS...............................................................23

21.     TENANT'S DEFAULT....................................................23

                                                                           Page
                                                                           ----
22.     PERSONAL PROPERTY LIEN..............................................25

23.     QUIET ENJOYMENT; INABILITY TO PERFORM ..............................25

24.     HOLD OVER TENANCY...................................................26

25.     ATTORNEYS' FEES.....................................................26

26.     AMENDMENT, WAIVER...................................................26

27.     NOTICES ............................................................27

28.     BINDING EFFECT, GENDER .............................................27

29.     ADDENDA AND ATTACHMENTS ............................................28

30.     LIMITATION OF LIABILITY ............................................28

31.     LANDLORD'S RESERVED RIGHTS .........................................28

32.     OFFSET STATEMENT....................................................29

33.     ACCORD AND SATISFACTION.............................................29

34.     SEVERABILITY .......................................................30

35.     SUBORDINATION ......................................................30

36.     TIME................................................................30

37.     APPLICABLE LAW .....................................................30

38.     BROKER'S INDEMNIFICATION............................................31

39.     SECURITY DEPOSIT ...................................................31

40.     CONFLICTS OF INTEREST ..............................................31

41.     TENANT REPRESENTATIONS .............................................31

42.     ESTOPPEL CERTIFICATE ...............................................32

43.     RIGHT TO RENEW .....................................................32

44.     RIGHT TO TERMINATE .................................................33

                                                                           Page
                                                                           ----
45.     RIGHT OF FIRST REFUSAL .............................................34

46.     RIGHTS OF FIRST OFFER ..............................................34


EXHIBITS

EXHIBIT A:      Map of Improved Area

EXHIBIT B:      Floor Plan of Leased Premises

EXHIBIT C:      Work Agreement

EXHIBIT D:      Janitorial Specifications

EXHIBIT E:      Lease Commencement Date Statement

EXHIBIT F:      Rules and Regulations

EXHIBIT G:      Attornment and Nondisturbance Agreement

EXHIBIT H:      Estoppel Certificate

EXHIBIT I:      HVAC Specifications

EXHIBIT J:      Definition of Core and Shell

EXHIBIT K:      Construction Procedures

EXHIBIT L:      Chevron Self-Administered Claims Adjustment Program

                                      LEASE

        This Lease ("Lease") is made as of the __day of April, 1995 by and between HUNTINGTON BEACH COMPANY, a California corporation, ("Landlord"), by its managing agent, Chevron Real Estate Management Company, a division of Chevron U.S.A. Inc., and ECHO BAY MANAGEMENT CORP., a Delaware Corporation ("Tenant").

                                   WITNESSETH:

Landlord and Tenant hereby agree as follows:

                                 1. DEFINITIONS

        A. "Improved Area" shall mean the real property located in Arapahoe County, Colorado, described and shown outlined in blue on Exhibit A, attached hereto, including the Building (as defined below) all land thereunder and all appurtenances thereto, such as entries, sidewalks, curb areas, garage complexes, driveways, landscaped areas, the Retail Area, and the Parking Garage.

        B. "Leased Premises" shall mean the interior space shown outlined in red on the floor plan of the Tower portion of the Building shown on Exhibit B, attached hereto, containing approximately 55,510 rentable square feet, amounting to approximately 50,827 BOMA usable square feet (computed by measuring to the finished surface of the office side of the corridor and other permanent walls, to the center of partitions that separate the Leased Premises from adjoining usable areas, and to the inside surface of the exterior Building glass, with no deductions made for columns and projections necessary to the Building), plus the appurtenant right to use, in common with others, and the entries, sidewalks, curb areas, driveways, cafeterias, health club facilities (subject to the execution by Tenant of the form release and indemnity agreement used from time to time by Landlord regarding the use of such health club facilities by Tenant's employees), risers, conduit, and other public portions of the Improved Area (the "Common Areas").

        C. "Building" shall mean the building shown outlined in red on Exhibit A, including the Tower, the Retail Area, and the Parking Garage, and within which the Leased Premises are located.

        D. "Tower" shall mean the portion of the Building shown outlined in green on Exhibit A.

        E. "Retail Area" shall mean the area of the Building shown outlined in orange on Exhibit A.

        F. "Parking Garage" shall mean the portion of the Building identified as the Parking Garage on Exhibit A.

        G. "Lease Commencement Date" shall have the meaning set forth in Paragraph 16 of this Lease.

        H.      "Scheduled Commencement Date" shall mean September 1, 1995.

        I. "Lease Term" shall mean the period beginning on the Lease Commencement Date and ending one hundred twenty (120) months thereafter. Any reference in this Lease to the Lease Term or the "term" shall all be deemed to include any renewal period authorized under this Lease, if exercised by Tenant.

        J. "Base Operating Costs" shall mean the Operating Costs for calendar year 1996.

        K. "Rent" shall mean Base Rent, Tenant's Pro Rata Share of Operating Costs in excess of Base Operating Costs, and any other amounts payable by Tenant to Landlord under this Lease.

        L.      "Base Rent" shall mean the following for the periods indicated:

             Period                                $/Sq. Ft./year; $/month
             ------                                -----------------------
             Years one through five:

             Years six through ten:

        M. "Tenant's Total Square Footage" shall mean 55,510 square feet, which amount is equal to the sum of the square footage in the Leased Premises, an allocated portion of Common Area square footage on the floors on which the Leased Premises are located, and an allocated portion of the square footage of the remaining Common Areas in the Tower.

        N. "Total Square Footage of the Tower" shall mean 449,930 square feet.

        O. "Tenant's Pro Rata Share" shall mean 12.3375% calculated by dividing Tenant's Total Square Footage by the Total Square Footage of the Tower.

        P. "Permitted Purpose" shall mean use of the Leased Premises for general office purposes and purposes incidental thereto, unless otherwise agreed to in writing by Landlord in its Sole discretion.:

        Q.      "Landlord's Broker" shall mean F. Philipse Robinson.

        R.      "Tenant's Broker" shall mean Cushman Realty Corporation of
Colorado.

                                 2. GRANT; USES

        A. Subject to and on the terms and conditions set forth herein, Landlord hereby demises and leases the Leased Premises to Tenant, and Tenant hereby leases the Leased Premises from Landlord, to have and to hold during the Lease Term.

        B. Tenant agrees to use and occupy the Leased Premises for the Permitted Purpose only, and for no other purpose whatsoever. Tenant covenants to comply with all federal, state, and local statutes, laws, ordinances, regulations, and rules (including, without limitation, as to the Leased Premises and except as otherwise provided in this Lease, the laws and regulations commonly known as the Americans with Disabilities Act) pertaining to Tenant's use and occupancy of the Leased Premises and the Building. Tenant shall not do or permit anything to be done in or about the Leased Premises or the Building which will in any way (i) increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents; (ii) injure the Building; (iii) constitute waste of the Leased Premises or the Building; or (iv) be a nuisance, public or private, or menace to other tenants of the Building, or anyone else.

        C. Subject to the provisions of the Work Agreement attached hereto as Exhibit C, and subject to the terms of Paragraph 16 below, Landlord and Tenant shall cooperate with each other and use reasonable efforts to cause Substantial Completion of the Leased Premises to occur on or before the Scheduled Commencement Date.

        D. Tenant agrees that it has determined to Tenant's satisfaction that the Leased Premises can be used for the Permitted Purpose.

        E. By taking possession hereunder, Tenant shall have acknowledged that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, except for any latent defects or any defects identified by Tenant in a written notice given to Landlord within ten days after Tenant takes possession of the Leased Premises. In the event any defects or omissions appear in any of Landlord's Work (as defined in the Work Agreement) or in any component of the building systems or structure, Landlord agrees, to correct any such defect or omission.

                                     3. RENT

        A. Tenant shall pay to Landlord on the first day of each calendar month during the Lease Term, at the mailing address as designated from time to time by Landlord and without deduction or setoff (unless authorized by this Lease), the Base Rent, any other charges provided for in this Lease, and Tenant's Pro Rata Share of Operating Costs in excess of the Base Operating Costs. Rent for any fractional calendar month shall be that proportion of the Rent which the number of days during such month bears to the total number of days in such month. If any Rent due hereunder is not paid by Tenant on the date due, as to the second and all subsequent late payments during each calendar year during the Lease Term, such amounts shall be subject to a late fee equal to two percent (2%) per month until paid. For purposes of this Paragraph 3A, and until directed to do otherwise, Tenant shall mail all payments required to be paid under this Lease to the following address:

        CHEVRON REAL ESTATE MANAGEMENT COMPANY
        P.O. BOX. 297864
        HOUSTON, TEXAS 77297

        B. On and subject to the terms and conditions set forth in this Paragraph 3B, during the Lease Term, Tenant shall pay to Landlord Tenant's Pro Rata Share of Operating Costs in excess of the Base Operating Costs.

                (1) As used herein, "Operating Costs" shall mean (unless otherwise excluded herein) the sum of (i) the Tower Costs, plus (ii) the General Project Expense, plus (iii) the Tax Cost. As used herein, the "Tower Cost" shall mean all expenses, costs, and disbursements made or required to be made by Landlord in connection with the maintenance, repair, and operation of the Tower, including, without limitation, personal property taxes on personal property located at and used in the operation of the Tower; utilities not separately metered to individual tenants; costs of installing any energy reduction devices and systems, except those included in the initial Building specifications, amortized in accordance with generally accepted accounting principles applied on a consistent basis (but in no event shall such costs exceed the amount of any savings actually achieved by such device or system);

janitorial service; operating supplies; tools and equipment used for the daily operation of the Tower; air conditioning, heating, and elevator repair and maintenance; and on site property management fees. As used herein, the "General Project Expense" shall mean that portion of the costs and expenses for the operation, maintenance, and repair of the Improved Area which are not fairly allocable to the Parking Garage or to the Retail Area or any other rentable components of the Improved Area and which Landlord determines from time to time on a fair and equitable basis to be allocable to the Tower; including, without limitation, costs incurred in connection with cleaning the Common Areas within the Improved Area; property and general liability insurance coverages covering. the Improved Area including the Building (including Landlord's estimated fair market cost, not to exceed ISO (insurance Services Office) Market Rates for any risks against which Landlord elects to self-insure); management and maintenance personnel's wages, payroll taxes, welfare, and disability benefits reasonably incurred in the operation of the Improved Area; snow and ice removal; landscaping; rubbish removal; and on site security. As used herein, the "Tax Cost" shall mean the aggregate of all taxes and assessments (exclusive of any penalties or interest on any amounts not paid when due by Landlord) imposed by any governmental authority upon the real property included within the Improved Area (including, without limitation, any assessments imposed by the Greenwood Plaza South Metropolitan District or any other special taxing districts whose territorial boundaries include the Improved Area) which are not fairly allocable to the Parking Garage, the Retail Area, or any other rentable components of the Improved Area and which Landlord determines from time to time on a fair and equitable basis to be allocable to the Tower.

                (2) Operating Costs shall not include monies spent for income tax accounting; expenses resulting from the negligence of Landlord; expenses and costs associated with the operation of Landlord's business organization; legal fees; space planning fees; real estate brokerage commissions; decorating fees; advertising costs associated with development and leasing of the Building; rent concessions, construction allowances, or other leasing incentives; costs of repairs or replacements or other work occasioned by fire, theft, vandalism, windstorm, or other casualty or by the exercise by any governmental authority of the power of eminent domain; any and all costs incurred in installing, operating, maintaining, and owning any services for which a fee or other income for the use thereof is paid to or otherwise collected by Landlord, including any restaurants, cafeterias, lunchrooms, or other similar facilities; all costs associated with the Parking Garage and with any other on-site or off-site parking facilities; all costs for services provided by Landlord for which it receives a separate fee or other compensation in any form or from any source whatsoever; all costs fairly attributable to the Retail Area or to any other rentable components of the Improved Area; depreciation, amortization, and interest on the capital retirement of debt, payments of any type under any mortgage, deed of trust, ground lease, or other similar obligations encumbering any portion of the Improved Area; bad debt or rent losses of Landlord; fines, penalties, interest, or other charges paid by Landlord to any other tenant or third party; interest, depreciation, or expenditures of a capital nature, except to the extent that such expenditures are required due to a change in law after the Lease Commencement Date, or are incurred to cause a reduction in any item of Operating Costs, in which case such capital expenditures shall be amortized in accordance with generally accepted accounting principles applied on a consistent basis (but in no event shall any costs for any device or system installed to reduce any item of Operating Costs exceed the amount of any savings actually achieved by such device or system); and all costs incurred by Landlord in making any alterations to the Building pursuant to the laws and regulations commonly known as the Americans with Disabilities Act. Also, if Landlord constructs any other buildings for lease within the boundaries of the Improved Area, Operating Costs, exclusive of those incurred directly for the Building, shall be reasonably allocated by Landlord on a fair and equitable basis between the Building hereunder and such other buildings. The determination of Operating Costs and their allocation and amortization shall be in accordance with generally accepted accounting principles applied on a consistent basis.

                (3) If the Building and other buildings located on the Improved Area are not fully rented during all or a portion of any calendar year, Landlord shall make an appropriate adjustment of the Operating Costs which vary with occupancy for such year, employing sound accounting and management principles, to determine the amount of Operating Costs payable by Tenant hereunder had all such buildings been fully rented.

                (4) Operating Costs shall not reflect any type or degree of service or duty performed by or through Landlord for any other tenant which is not required to be performed for Tenant under this Lease which results in a cost this Lease.

                (5) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of Tenant's Pro Rata Share of Operating Costs in excess of Base Operating Costs payable hereunder for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one twelfth (1/12) of such estimated amount, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time it appears to Landlord that Tenant's Pro Rata Share of Operating Costs payable hereunder for the current calendar year will vary from its estimate by more than twenty percent (20%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

                (6) Within ninety (90) days after the close of each calendar year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of additional Rent for Operating Costs payable hereunder for such calendar year. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installment or installments of Rent, or, if no additional Rent is payable hereunder by Tenant at the time that such determination is made, Landlord shall pay such amounts to Tenant. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement.

                (7) If, for any reason other than the default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the additional Rent for Operating Costs payable by Tenant applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such date of termination bears to three hundred sixty-five (365).

                (8) Landlord shall, upon Tenant's written request, deliver to Tenant a written accounting showing how Operating Costs were calculated for any year (the "Statement"). In the event Tenant objects to the Statement of Operating Costs for any year, Tenant and Landlord agree to cooperate in good faith to resolve any such objection. The foregoing notwithstanding, Tenant shall in no way be relieved of its obligation to pay Tenant's Pro Rata Share of Operating Costs in excess of the Base Operating Costs as calculated by Landlord until such objection is resolved. If Landlord and Tenant are unable to resolve such objection within thirty (30) days after Tenant's notice of objection was given, Tenant shall have the right of access to all of Landlord's books and records relating to the Operating Costs and may cause a review thereof to be performed by an independent accountant for the period covered by the Statement (the "Tenant's Audit"). After the completion of the Tenant's Audit, the individual who prepared the Statement and the individual who prepared the Tenant's Audit shall use reasonable good faith efforts to agree on any item in dispute between the Statement and the Tenant's Audit and any items as to which agreement is reached shall be resolved by such agreement. If the two individuals fail to agree as to any items in dispute within twenty (20) days after the completion of the Tenant's Audit, then the two individuals shall appoint an independent certified public accountant (the "Third Accountant")-and shall deliver copies of the Statement and the Tenant's Audit to such Third Accountant, specifying the individual items still in dispute. The Third Accountant shall resolve each item in dispute in an amount not higher than that determined by the higher audit and not lower than that determined by the lower audit as determined by the Third Accountant's review of the Statement, the Tenant's Audit, and such further inquiries and investigations as the Third Accountant determines to make. The Third Accountant shall make his decision as to each item in dispute and give written notice of his decision to Landlord and Tenant within fifteen (15) days after this appointment. The determination made as to any items in accordance with the foregoing procedures shall be final and binding on, both Landlord and Tenant as to such items. Any adjustment required to be made to any previous payment made by Tenant by reason of such decision shall be made by Tenant or Landlord within fourteen (14) days after notice of the final decision has been given to Landlord and Tenant. The party required to make payment under such adjustment shall bear all costs of the Tenant's Audit and the Third Accountant, unless such payment is less than $20,000.00, in which case Tenant shall bear all such costs.

                                  4. UTILITIES

        Landlord shall provide to the Leased Premises the following utility services: hot and cold running water, sewer, natural gas, and electric power in an amount not less than an average of 6.0 watts per rentable square foot in the Leased Premises. Electrical usage by Tenant shall be determined on an average hourly basis by readings made in hourly increments during normal business hours and such usage shall be calculated and determined on an annualized basis. Utility charges for which separate billings are not available shall be treated as Operating Costs. If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Leased Premises is disproportionate to the use of other tenants, Landlord may require a separate meter to be installed at Tenant's expense in the Leased Premises to monitor the use of any such utility or service and Tenant shall pay the amount of all charges for the separately metered use of such utility or service; provided that in no event shall any electrical usage by Tenant which does not exceed the 6.0 watts per square foot standard set forth above in this Paragraph 4 be considered disproportionate hereunder. To the extent that, during any year, Tenant pays the charges incurred for its usage of any separately metered utility or service directly to either Landlord or the provider of such service, based on such separate metering for such utility or service, the Operating Costs shall be adjusted in a fail' and equitable manner (as determined by Landlord in its reasonable discretion) so that the Operating Costs payable by Tenant shall not include costs attributable to providing to other rentable components in the Improved Area the utilities or services which are separately metered and paid for by Tenant.

                                   5. SERVICES

        Landlord shall operate, maintain, repair, replace, and improve all systems, facilities, equipment, and services provided to the Building, the Common Areas, and all other portions of the Improved Area as and when needed in accordance with standards from time to time prevailing for first class office buildings in the Denver metropolitan area.

        A. Landlord shall provide in the Leased Premises, and in the Building and Improved Areas as indicated, the following services:

                (1) Heat, ventilation, and cooling as required for the comfortable use and occupancy of the Leased Premises and meeting the standards Set forth in Exhibit J attached hereto during the hours of 6:00 a.m. through 6:00 p.m. Monday through Friday and 7:00 a.m. through 1:00 p.m. on Saturday (referred to herein as the "Building Hours"); provided that, if Tenant gives Landlord at least 24 hours prior notice that Tenant requires heating, ventilation, or cooling of the Leased Premises at any other time, Landlord shall provide the same at Landlord's actual cost therefor, which cost is currently $25.00 per hour; provided further that, if Tenant does not give Landlord 24 hours prior notice of any such request, Landlord shall use reasonable efforts to provide the same to Tenant at the times requested by Tenant, but Tenant shall pay any additional charge reflecting the increased actual cost to Landlord in providing such service at such times, which charge shall be disclosed to Tenant when it orders such service.

                (2) Janitorial services, including window washing, as reasonably required to keep the Leased Premises in a clean and wholesome condition and meeting the specifications set forth on Exhibit D attached hereto for regular service on each Monday through Friday during the Lease Term.

                (3) Electric power to the Leased Premises at all times for normal lighting, office equipment, and general business operations in an amount at least equal to an average of 6.0 watts per square foot in the Leased Premises in accordance with the terms Set forth in Paragraph 4 hereof; provided that, lighting to the Premises outside of the normal Building Hours shall be subject to a charge to Tenant in an amount not to exceed Landlord's reasonable good faith estimate of the actual out-of-pocket costs incurred by Landlord in providing such lighting (which amount is currently $5.00 per floor per hour)and shall be provided to the Premises at any time on a 24-hour basis upon request by Tenant, or any of Tenant's employees, and Landlord shall maintain a procedure by which Tenant may make such request at any time by telephone and such lighting service shall, if requested by Tenant, be provided within one-half hour after any such request is made by Tenant.

                (4) Replacement of Building Standard fluorescent tubes, light bulbs, and ballasts in the Leased Premises and in the Common Areas as required from time to time as a result of normal usage.

                (5) At all times, domestic hot and cold running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building.

                (6) Access to and egress from the Leased Premises and the Parking Garage at all times, including elevator service.

                (7) Heat, ventilation, cooling, lighting, electric power, domestic running water, window cleaning, and janitorial service in all Common Areas of the Building.

                (8) Snow removal, landscaping, and janitorial services as needed from time to time in all grounds and other Common Areas of the Improved Area,

        B. Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building, the Common Areas, and all other portions of the Improved Area, and for the provision of Landlord's services under this Lease, and shall be responsible for and shall expeditiously maintain and repair the foundations, structure, and roof of the Building, and repair damage to the Building, and shall be responsible for the compliance of the Building (including the core and shell portions described on Exhibit J attached hereto), all Common Areas, and all other portions of the Improved Area with all recorded covenants affecting the improved Area and with all applicable federal, state, and local laws, rules, codes, and other regulations, including, without limitation, all building and zoning codes and regulations, all environmental laws and regulations, and the Americans with Disabilities Act.

        C. Landlord shall not be liable to Tenant, nor shall Rent be abated, due to any interruption of the services which Landlord is required to provide under Paragraph 4 above or this Paragraph 5 resulting from any cause or event which is beyond the reasonable control of Landlord; provided that, if any such interruption of services causes the Leased Premises (or any part thereof) to be untenantable for a period of five (5) business days, Rent shall be abated proportionately'.

                        6. INDEMNIFICATION AND INSURANCE

        A. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to any property (i) occurring in, on, or about the Leased Premises by or from any cause whatsoever, whether or not such injury, death, or damage may be caused in part by the passive negligence or fault of Landlord, its employees, agents, or contractors, and excepting in all cases any such injury, death, or damage to the extent caused by the sole or active negligence or willful misconduct of Landlord, its employees, agents, or contractors, or (ii) occurring in, on, or about the Improved Area by reason of any act or omission or any active, passive, or concurrent negligence or fault of Tenant.

        B. In addition to Tenant's obligations under Paragraphs 6D and 6F below, except to the extent covered by any policies of insurance maintained, or required hereby to be maintained, by Landlord (which policies shall, pursuant to Paragraph 6F(iii) below, be secondary to the insurance coverages carried by Tenant), Tenant agrees to indemnify, protect, and hold harmless Landlord, from and against any and all claims or liability for any injury to or death of any person (including employees of Tenant and Landlord) or damage to any property (including property belonging to Tenant and Landlord) whatsoever (i) occurring in, on, or about the Leased Premises; or any part thereof, from any cause whatsoever, whether or not such injury, death, or damage may be caused in part by the passive negligence or fault of Landlord, its employees, agents, or contractors, and excepting in all cases any such injury, death, or damage to the extent caused by the sole or active negligence or willful misconduct of Landlord, its employees, agents, or contractors, or (ii) occurring in, on, or about the Improved Area by reason of any act or omission or any active, passive, or concurrent negligence or fault of Tenant. The obligations of Tenant set forth in this Paragraph 6B shall survive termination of this Lease by expiration of the Lease Term or otherwise for a period of one year.

        C. Tenant shall, at its sole cost and expense, obtain and keep in force during the Lease Term, fire and extended coverage insurance on Tenant's improvements; fixtures, furnishings, and equipment in and upon the Leased Premises or Building in an amount not less than one hundred percent (100%) of the full replacement cost (without deduction for depreciation) thereof. All amounts received from said insurance for any damage to or destruction of any of the improvements in the Leased Premises shall be applied to the payment of the cost of repair or replacement of such improvements (and the balance shall be retained by Tenant), unless this Lease terminates prior to such repair or replacement being made, in which case the portion of such amounts representing damage to any such improvements which would have become Landlord's property pursuant to Paragraph 10 hereof shall be paid over to Landlord, and the balance shall be retained by Tenant.

        D. Without in any way limiting Tenant's liability pursuant to Paragraph 6B above, Tenant shall, at its sole cost and expense, obtain and keep in force during the term of this Lease comprehensive general liability insurance (bodily injury and property damage) with a limit of liability not less than one million dollars ($1,000,000) per occurrence and with the following supplementary coverages: (a) personal injury liability with the "employee" and "contractual" exclusions deleted;

and (b) broad form property damage liability. Landlord shall have the right, at any time or from time to time, upon reasonable prior written notice to Tenant, to require Tenant to make reasonable adjustments to the amount of insurance required hereunder to reflect increases in the Consumer Price Index as published by the U.S. Department of Commerce, and/or to modify its form.

        E. During the Lease Term, Landlord shall insure the Building, excluding any property which Tenant is obligated to insure, against damage by fire and standard extended coverage perils and Landlord shall maintain comprehensive general liability insurance in such amounts and with such deductibles as are from time to time generally accepted as commercially reasonable for first class office buildings in the Denver metropolitan area; provided, however, that Landlord shall have the tight, at its election, to maintain all or any part of such insurance under the Chevron Self-Administered Claims Adjustment Program described in Exhibit L attached hereto. Landlord may, but shall not be obligated to, takeout and carry any other form or forms of insurance as it or Landlord's mortgagees may reasonably determine advisable. Notwithstanding any contribution by, Tenant to the cost of insurance premiums, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by, Landlord. Landlord will not have to carry insurance of any kind on Tenant's furniture or furnishings, or on any of Tenant's fixtures, equipment, improvements, or appurtenances under this Lease.

        F. All insurance required under this Paragraph 6 and all renewals thereof shall be issued by such responsible companies qualified to do and doing business in the State of Colorado as may be approved by Landlord. Each policy required hereunder to be carried by Tenant (i) shall expressly provide' that the policy shall not be cancelled or materially altered without thirty (30) days' prior written notice to Landlord, (ii) shall name Landlord as an additional insured, (iii) shall be primary and noncontributing with any insurance which may be carried by Landlord, and (iv)shall expressly provide that Landlord, although named as an additional insured, shall nevertheless be entitled to recover against Tenant under the policy for any loss; injury or damage to Landlord, its employees and contractors, and shall contain a standard "cross liability" or "severability of interest" clause.

Upon the issuance thereof, Tenant shall cause a certificate of the insurance coverages maintained by Tenant hereunder to be delivered to Landlord.

                            7. WAIVER OF SUBROGATION

        Tenant hereby waives, for itself and on behalf of its insurers under all policies of fire, theft, public liability, workers' compensation, and other insurance now or hereafter existing during the Lease Term and purchased by or for Tenant insuring or covering the Leased Premises, or any portion or any contents thereof, or any operations therein, or the Building, all rights of subrogation which any insurer might otherwise have to any claims of Tenant against Landlord. Landlord hereby waives, for itself and on behalf of its insurers under all policies of fire, theft, public liability, workers' compensation, and other insurance now or hereafter existing during the Lease Term and purchased by or for Landlord insuring or covering the Improved Area or the Building or any portion or the contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise have to any claims of Landlord against Tenant. Landlord and Tenant shall each, prior to or immediately after the execution of this Lease, procure from each of such insurers a waiver of all rights of subrogation which the insurer might otherwise have as against the other. This Paragraph 7 shall not be construed to require Landlord or Tenant to obtain any insurance coverage not otherwise required by this Lease nor to waive any rights of recovery that either Landlord or Tenant may have directly against the other to the extent that any loss or damage giving rise to any such right of recovery is not actually covered by insurance.

                                   8. REPAIRS

        Except for services provided by Landlord, Tenant shall maintain in a clean, orderly, and sanitary condition and keep in good repair, the interior of the Leased Premises, ordinary wear and tear and damage by fire or other casualty excepted. Such maintenance and repair shall be at the sole cost of Tenant and shall include but not be limited to the maintenance and repair of floor covering, ceilings, and walls, front and rear doors, and all interior glass on the Leased Premises. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for thirty (30) days after written notice from Landlord, Landlord may perform any such required maintenance and repairs and the cost thereof shall be additional Rent payable by Tenant within ten (10) days of receipt of any invoice therefor from Landlord.

                              9. TENANT'S PROPERTY

        All furnishings, trade fixtures, and moveable equipment, including, without limitation, the secretarial work stations installed in the Leased Premises by Tenant, paid for and installed by Tenant, shall be the property of Tenant. Upon expiration of this Lease, Tenant may remove any such property and shall remove any such property if directed by Landlord. Tenant shall repair, or reimburse Landlord for the cost of repairing, any damage resulting from removal of Tenant's property. If Tenant fails to remove such property as required under this Lease, Tenant shall be deemed to have abandoned all interest in any such property remaining or then in or upon the Leased Premises and Landlord may remove the same as its own property and dispose of such property as it desires without liability to Tenant.

                   10. IMPROVEMENTS AND ALTERATIONS BY TENANT

        Tenant may make such additional improvements or alterations to the Leased Premises as it deems necessary or desirable, but only with Landlord's prior written approval (which approval shall not be unreasonably withheld). Any such improvements or alterations by Tenant shall be at Tenant's expense and shall be done by a licensed contractor approved by Landlord in conformity with plans and specifications approved by Landlord, which approvals shall not be unreasonably withheld. If requested by, Landlord, Tenant will post a bond or provide other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a good and workmanlike manner, in accordance with applicable law, and with materials (where not specifically described in the specifications) of the quality and appearance comparable to those in the Building. Prior to the commencement of any work or delivery of any materials to the Leased Premises, Tenant shall furnish Landlord, for its approval (which approval shall not be unreasonably withheld), copies of the following:

                (a)     Plans and specifications,

                (b)     Names and addresses of contractors,

                (c)     Copies of contracts, and

                (d)     Necessary permits.

        Unless otherwise agreed in writing between the parties at the time of Landlord's approval of any alterations, all alterations, fixtures (except trade fixtures, including the secretarial workstations installed in the Leased Premises by Tenant) and improvements, including those made or installed in or upon the Leased Premises by or for Tenant, shall immediately become Landlord's property and, at the end of the Lease Term, shall remain on the Leased Premises without compensation to Tenant.

                                  11. CASUALTY

        If the Leased Premises or the Building are destroyed or damaged by fire, earthquake, or other casualty to the extent that the Leased Premises are untenantable in whole or in part, then Landlord shall, except as provided below, proceed with reasonable diligence to rebuild and restore the Leased Premises or such part thereof as may be destroyed or damaged, and during the period of such rebuilding and restoration, this Lease shall remain in full force and effect, and Rent shall be abated in the same ratio as the square footage in the portion of the Leased Premises rendered untenantable, if any, shall bear to the total square footage in the Leased Premises.

If Landlord shall reasonably determine that such destruction or damage cannot be rebuilt and restored within one-hundred-eighty (180) days of the occurrence, it shall so notify Tenant within sixty (60) days after the occurrence of such damage or destruction. In such event, either Landlord or Tenant may, within twenty (20) days after such notice, terminate this Lease as of the date of such casualty. If neither party terminates this Lease during such twenty (20) day period, this Lease shall remain in effect and Landlord shall diligently proceed to rebuild and restore the Leased Premises, and Rent shall abate as set forth above. Anything in this Lease to the contrary notwithstanding, in the event the Leased Premises are rendered untenantable due to the fault or neglect of Tenant, its agents, employees, invitees, or licensees, there shall be no abatement of Rent under this Paragraph 11.

                     12. ASSIGNMENT, LETTING AND SUBLETTING

        A. Tenant, its legal representatives and successors in interest, shall have no right to assign, let, or sublet or permit assigning, letting or subletting of this Lease, the Leased Premises or any part thereof, respectively, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld; provided that Tenant shall have the right, without obtaining Landlord's prior consent, to sublease or assign this Lease, or all or any portion of the Leased Premises, at any time and from time to time to any entity which controls, is controlled by, or is under common control with Tenant, or any successor to Tenant by merger, consolidation, or reorganization, or any person or entity which purchases all or any substantial portion of the assets of Tenant (which entities are referred to herein collectively as the "Tenant Affiliates"). Any consent of Landlord required hereby, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease, and a consent by Landlord to any one assignment or subletting shall not constitute a consent to any other or subsequent assignment or subletting.

        B. In addition to any other reasonable basis, Landlord shall be deemed to be acting reasonably in withholding its consent to any such assignment or subletting, if such assignment or subletting would result in the assignment, leasing or subleasing of the Leased Premises to any person or entity:

                (1) who proposes to conduct a business therein which is not in conformance with the provisions of Paragraph 2 hereof; or

                (2) whose business is of a character which is not, in Landlord's reasonable opinion, consistent with the character of the Building.

        C. Tenant shall provide Landlord with a copy of any assignment of this Lease or any sublease of the Leased Premises and a copy of any document pursuant to which any such assignment or sublease may be made. Except in the event of any assignment or sublease to or with any Tenant Affiliate, Tenant shall pay or deliver over to Landlord, as additional Rent hereunder, an amount equal to one-half of any consideration received by Tenant in respect of any such assignment or sublease (after deduction for all reasonable costs and expenses incurred by Tenant in connection with such assignment or subletting, including, without limitation, leasing commissions, tenant improvement costs, marketing costs, lease takeover obligations, rent concessions and other concessions or incentives, and all similar costs, and all Rent accruing hereunder during the period of time that Tenant is marketing the Leased Premises for such assignment or subletting) in excess of the Rent due under this Lease attributable to such portion of the Leased Premises covered by such or sublease.

                            13. LIENS AND INSOLVENCY

        Tenant shall keep the Leased Premises, the Building, and the improved Area free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant.

                                14. CONDEMNATION

        If all or any part of the Leased Premises are taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining Lease Term shall be reduced in the proportion that the Tenant's Total Square Footage is reduced by the taking. If a partial taking or sale of the Building or the Leased Premises (i) substantially reduces the area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for Tenant's business purposes, or (ii) renders the Building unviable to Landlord, Tenant, in the case of (i), or Landlord, in the case of (ii), may terminate this Lease by written notice delivered to the other party within thirty (30) days after the terminating party receives notice of the portion to be taken or sold, such termination to be effective one-hundred-eighty (180) days thereafter, or when the portion, is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenant's furnishings, trade fixtures, and other personal property, the value of Tenant's leasehold interest in the Building hereunder, any loss of business and business interruption costs, and all relocation costs; provided that in no event shall any such awards to Tenant be permitted to have the effect of reducing Landlord"s award. Nothing contained herein shall diminish Tenant's right to deal on its own behalf with the condemning authority.

                           15. CONSTRUCTION CONDITIONS

        A. Tenant shall construct the Leasehold Improvements to the Leased Premises pursuant to the Work Agreement (Exhibit C).

        B. To the extent that any term or provision of this Lease conflicts with the Work Agreement, the Work Agreement shall control.

                     16. OCCUPANCY, LEASE COMMENCEMENT DATE

        As used, herein, the "Lease Commencement Date" shall mean the later of
(i) the Scheduled Commencement Date, or (ii) that date Which is determined by adding to the Scheduled Commencement Date the number of days that Substantial Completion of the Leasehold Improvements is delayed due solely to a Landlord Delay (as defined in the Work Agreement) or due to any other cause which is in the nature of an Unavoidable Delay as defined in Paragraph 23C. If the Lease Commencement Date has not occurred on or before one hundred and twenty (120) days following the Scheduled Commencement Date, Tenant shall have the right to terminate this Lease by written notice given to Landlord at any time prior to Substantial Completion of the Leasehold Improvements. Prior to occupying the Leased Premises, Landlord and Tenant shall execute and deliver a letter in the form attached hereto as Exhibit E, acknowledging the Lease Commencement Date. If either Landlord or Tenant fails to deliver such letter, the date of Substantial Completion of the Leased Premises shall be deemed to be the Scheduled Commencement Date.

        If Tenant commences the regular conduct of its business in any part of the Leased Premises prior to Lease Commencement Date, Tenant shall pay to Landlord rent for each day prior to the Lease Commencement Date, calculated on the basis of the per diem Rent which would be due to Landlord from Tenant if the Lease Term had commenced for the portion of the Leased Premises occupied by Tenant for such purpose.

                            17. RULES AND REGULATIONS

        Tenant covenants that Tenant and its agents, employees, invitees, or those claiming under Tenant, will at all times observe, perform, and abide by all reasonable rules and regulations promulgated by Landlord, from time to time upon receipt of written notice thereof, as long as such rules and regulations do not conflict with, or unreasonably modify, any provision of this Lease and are generally applicable to all tenants in the Building. Landlord's rules and regulations in effect on the date hereof are attached hereto as Exhibit F. All such rules and regulations shall be interpreted and enforced by Landlord in a consistent manner as to Tenant and all other tenants in the Building.

                                   18. PARKING

        Landlord shall provide to Tenant non-exclusive parking within the Parking Garage contiguous to the Building at a ratio of one space for each 330 rentable square feet contained from time to time within the Leased Premises (including any additional space taken by Tenant pursuant to Paragraph 45 or Paragraph 46 hereof) (the "Regular Spaces"), and an additional 81 short-term parking spaces in close proximity to the elevators, which shall be available for use by Tenant's visitors at no cost for up to two hours. The Regular Spaces (which, as of the Commencement Date, shall be 168 spaces) will be provided by Landlord for use by the Tenant at a charge of _________ per space per month during the first sixty (60) months Of the Lease Term and _________ per space per month during months 61 through 120. Subject to Landlord's rules and regulations adopted from time to time pursuant to Paragraph 17, Tenant's employees, invitees and licensees shall be entitled to reasonable use of such parking spaces.

                                   19. ACCESS

        Landlord, or Landlord's employees, agents, or contractors; may enter the Leased Premises at reasonable times for the purpose of inspecting, altering or repairing the Leased Premises or other portions of the Building and for the purpose of ascertaining compliance by Tenant with the provisions of this Lease. Landlord may also show the Leased Premises to prospective purchasers or lenders (or, during the last B months of the Lease Term, to prospective renters) during regular business hours and upon reasonable prior notice. Landlord's entry shall not unreasonably interfere with Tenant's business operations or with Tenant's use and occupancy of the Leased Premises. Landlord shall repair, at Landlord's expense, any damage to the Leased Premises resulting from the exercise of the foregoing rights by Landlord or Landlord's employees, agents, or contractors.

                                    20. SIGNS

        All signs and symbols placed on the doors or windows or elsewhere about the Leased Premises, or upon any other part of the Building, including building directories, shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld. Tenant shall have no right to place signs outside the Building and within the Improved Area. Tenant shall be entitled to place signs within the interior of the Leased Premises without having first obtained Landlord's approval. Upon expiration of this Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired, or such removal and repair may be done by Landlord and the cost thereof charged to Tenant as additional Rent hereunder. Landlord shall, at Landlord's expense, provide space to Tenant for 16 names on the main directory board located in the lobby of the Building, which names may be designated from time to time by Tenant. Additionally, Landlord shall include Tenant's company name on the group and alphabetical listings on such directory board.

                              21. TENANT'S DEFAULT

        It shall be an "Event of Default" if (i) Tenant fails to pay Rent or any other charge or payment required of Tenant hereunder when due and such failure continues for ten (10) days after written notice thereof to Tenant by Landlord;
(ii) Tenant violates or fails to perform any of the other conditions, covenants, or agreements herein made by Tenant, and such violation or failure continues for fifteen (15) days after written notice thereof to Tenant by Landlord; (iii) Tenant makes a general assignment for the benefit of its creditors or files a petition for bankruptcy or other reorganization, liquidation, dissolution, or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in (iii) above which is not dismissed within sixty (60) days after Tenant receives notice of such proceeding; (v) a trustee, receiver, or liquidator is appointed for Tenant or a substantial part of its property; (vi) Tenant's interest under this Lease is taken upon execution or by other process of law directed against Tenant or shall be made subject to any attachment by or on behalf of any creditor of Tenant; or (viii) Tenant mortgages, assigns (except as expressly permitted in this Lease) or otherwise encumbers Tenant's interest under this Lease.

        If an Event of Default occurs, Landlord may: (i) without obligation to do so and without releasing Tenant from any obligation under this Lease, make any payment or take any action Landlord may deem necessary or desirable to cure such Event of Default, and the cost thereof shall be reimbursed by Tenant to Landlord within ten (10) days after demand; (ii) terminate this Lease by written notice to Tenant as of the date such notice is given or as of any other date specified in such notice; (iii) with or without terminating this Lease, reenter and take possession of the Leased Premises by legal proceedings; (iv) with or without terminating this Lease, if Tenant has abandoned the Leased Premises, reenter and take possession of the Leased Premises, or any part thereof, end remove the effects therein without liability for any damages thereto and without being deemed guilty of any manner of trespass and without prejudice to any other remedies of Landlord hereunder; and (iv) exercise any other legal remedy, including, without limitation, any applicable equitable remedies, on account of such Event of Default. All remedies of Landlord under this Lease shall be cumulative, and the exercise of any of such remedies shall not prevent the concurrent or subsequent exercise of any other remedy.

        Should Landlord elect to reenter or take possession of the Leased Premises pursuant to legal proceedings or otherwise, Landlord shall, from time to time, without terminating this Lease, use reasonable efforts to relet the Leased Premises or any part thereof on behalf of Tenant for such term or terms and at such rent or rents, and upon such other terms and conditions, as Landlord may deem reasonably advisable (including, without limitation, giving any concessions, free rent, and any other concessions which may be reasonably necessary under the circumstances), with the right to make alterations and repairs to the Leased Premises. No such reentry or taking of possession of the Leased Premises by Landlord shall be construed as an election on Landlord's pact to terminate this Lease, unless a written notice of termination is given to Tenant by Landlord, nor shall it preclude landlord from terminating this Lease at a later time by giving written notice to Tenant.

        If Landlord elects to take possession without terminating this Lease, then such repossession shall not relieve Tenant of its obligations and liabilities under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord, as rent, all Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds, if any, of any reletting of the Leased Premises, after deducting all of Landlord's reasonable expenses in connection with such reletting and any reasonable rental concessions. Tenant shall pay such Rent to Landlord on the days on which such Rent would have been payable hereunder if possession had not been retaken.

        If, however, this Lease is terminated by Landlord, Landlord shall be entitled to recover as damages from Tenant, in addition to all other damage suffered by Landlord on account of any Event of Default, the sum of (i) the present Value of all of the Rent which would have been due for the remainder of the Lease Term had this Lease not been terminated, plus all of Landlord's costs of reletting the Leased Premises, including repair, alteration, and preparation of the Leased Premises for reletting, brokerage commissions, attorneys' fees, and rental concessions. Said amount shall be immediately due and payable by Tenant to Landlord, minus (ii) the present value of the fair rental value of the Leased Premises from the effective date of such termination through the date on which the Lease Term would have expired had the Lease not been terminated. Any amount due to Landlord hereunder may be collected after termination. For purposes of calculating present values under this Paragraph 21, the applicable discount rate shall be equal to the sum of 2% plus the prime lending rate in effect as of the date of the Event of Default as quoted in the Wall Street Journal (the "WSJ"), or, if the WSJ ceases to be published, a similar national daily business publication identified by Landlord.

                           22. PERSONAL PROPERTY LIEN

        [Intentionally omitted].

                    23. QUIET ENJOYMENT; INABILITY TO PERFORM

        A. If, and so long as, Tenant pays Rent and keeps and performs each and every term, covenant, and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants, and conditions of this Lease.

        B. Landlord shall pay all Taxes so as not to jeopardize Tenant's use or the Leased Premises. The foregoing notwithstanding, Landlord shall be entitled to contest any tax or assessment which it deems to be improperly levied against the Improved Area, or any part thereof, so long as Tenant's use of the Leased Premises is not interfered with.

        C. Except as otherwise provided in Paragraphs 4, 5, 11, and 16 of this Lease, this Lease and the obligations of Tenant to pay Rent and perform all of the terms, covenants, and conditions on the part of Tenant to be performed shall in no way be affected, impaired, or excused because Landlord, due to an Unavoidable Delay, is (a) unable to fulfill any of its obligations under this Lease, or (b) unable to supply or is, delayed in supplying any service expressly or impliedly to be supplied, or (c) unable to make or delayed in making any repairs, replacements, additions, alterations, or decorations, or (d) unable to supply or is delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon as possible. 'Unavoidable Delay' shall mean any and all delays beyond Landlord's reasonable control, including without limitation, to the extent they affect Landlord's ability to perform, delay caused by any Event of Default hereunder by Tenant, governmental restrictions, governmental regulations or controls, undue delays by governmental authorities, order of civil, military, or naval authority, governmental preemption, strikes, labor disputes, lockouts, shortage of labor or materials, inability to obtain materials or reasonable substitutes therefor, default of any contractor or subcontractor, acts of God, fire, earthquake, floods, explosions, extraordinary actions of the elements, extreme weather conditions, enemy action, civil commotion, Hot, or insurrection, delays in obtaining governmental permits or approvals for which Landlord has made diligent, timely, and appropriate application, and any other cause beyond Landlord's reasonable control.

                              24. HOLD OVER TENANCY

        If (without execution of a new lease or written extension) Tenant shall hold over after the expiration of the Lease Term, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy, Tenant agrees to pay to Landlord monthly installments of the Tenant's Pro Rata Share of Operating Costs in excess of the Base Operating Costs and 150% of the then current Base Rent, as set forth herein, unless a different rate is agreed upon, and to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable. The foregoing notwithstanding, in the event Landlord and Tenant are negotiating in good faith over the extension of the Lease Term, Tenant, for a period not to exceed sixty (60) days following the expiration of the Lease Term, shall pay Rent at the same rate as was in effect immediately prior to such expiration. At the and of such Sixty (60) day period, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month to month and Tenant shall pay to Landlord, for such tenancy, monthly installments of the Tenant's Pro Rata Share of Operating Costs in excess of the Base Operating Costs, all other charges provided for in this Lease, and 200% of the then current Base Rent until Tenant's occupancy is terminated.

                               25. ATTORNEYS' FEES

        In the event either party requires the services of any attorney in connection with enforcing the terms of this Lease, or in the event suit is brought for the recovery of any Rent due under this Lease, or for the breach of any covenant or condition of this Lease, or for the restitution of the Leased Premises to Landlord and/or eviction of Tenant during the Lease Term, or after the expiration thereof, the party prevailing in any such legal action shall be entitled to an award for all legal costs and expenses, including, but not limited to, a reasonable sum for attorney's fees

                              28. AMENDMENT, WAIVER

        This Lease constitutes the entire agreement between the parties. This Lease shall not be amended or modified except in writing by both parties. No covenant or term of this Lease shall be waived except with the express written consent of the waiving party whose forbearance or indulgence in any regard shall not constitute a waiver of such covenant or term. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Lease.

                                   27. NOTICES

        All notices required or permitted by this Lease shall be in writing, sealed in an envelope and delivered in person, by a nationally recognized overnight courier service, or by United States Registered or Certified Mail, return receipt requested, postage prepaid, to the address specified below:

                If intended for Landlord:

                        HUNTINGTON BEACH COMPANY
                        c/o Chevron Real Estate Management Company
                        6400 So. Fiddlers Green Circle, Suite 200
                        Englewood, CO 80111

                        with a copy to:

                        Leasing Manager
                        Chevron Real Estate Management Company
                        1301 McKinney, Room 654
                        Houston, TX 77010

                If intended for Tenant:

                        Echo Bay Management Corp.
                        6400 South Fiddler's Green Circle
                        Suite 1000
                        Englewood, CO 80111
                        Attention: Senior Vice President for Finance

or to such other address(es) as either party designates by notice, as provided in this Paragraph 27, to the other party, from time to time. Notice shall be effective as of the date that such notice is actually received or the date delivery is rejected by any representative of the addressee.

                           28. BINDING EFFECT, GENDER

        Subject to the provisions in Paragraph 12, this Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number, or fact of incorporation of the parties hereto.

                           29. ADDENDA AND ATTACHMENTS

        The addenda, exhibits, or supplemental provisions, if any, attached or added hereto, are made a part of this Lease by reference.

                           30. LIMITATION OF LIABILITY

        The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the Improved Area and the revenues and proceeds therefrom and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers, or shareholders of Landlord or any of their personal assets for such satisfaction or for any deficiency judgement should Tenant be unable to satisfy any liability owed to it.

        The obligations of Tenant under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Tenant, and Landlord shall look solely to the assets of Tenant for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers, or shareholders of Tenant or any of their personal assets for such satisfaction or for any deficiency judgment should Landlord be unable to satisfy any liability owed to it.

                         31. LANDLORD'S RESERVED RIGHTS

        Without notice and without liability to Tenant, Landlord shall have the right to:

                (1) Change (i) the name of the Building, but in no event shall the name of the Building (or any other building constructed on the Improved Area be changed to that of another mining company so long as Tenant occupies 35,000 rentable square feet or more in the Building, and (ii) the street address of the Building if required to do so by an appropriate authority;

                (2) Install and maintain reasonable signs on the exterior of the Building;

                (3) Make reasonable rules and regulations as, in the judgment of Landlord, may from time to time be needed for the safety of the tenants, and the care and cleanliness of the Building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated;

                (4) Grant utility easements or other easements to such parties, or replat, subdivide, or make such other changes in the legal status of the land underlying the Improved Area, as Landlord deems necessary, provided such grant or changes do not substantially or materially interfere with Tenant's use of the Leased Premises as intended under this Lease; and

                (5) Sell the Building and assign this Lease to the purchaser, and upon such assignment, Landlord shall be deemed to be released from all obligations of Landlord under this Lease arising or accruing from and after the date of such assignment, and such purchaser shall be deemed to have assumed all such obligations arising or accruing from and after such date. Tenant agrees to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure or otherwise and to recognize such person as Landlord under this Lease, as provided more fully in Paragraph 35 below.

                              32. OFFSET STATEMENT

        Within twenty (20) days after request therefor by Landlord, its agents, successors, or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying, if applicable, and making such changes as may be necessary to make the matters certified accurate, the matters set forth on Exhibit H attached hereto. Tenant's failure to deliver said statement in time shall be conclusive upon Tenant; (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaims, defenses, or deductions against Rent or Landlord hereunder; and (c) that no more than one month's Rent has been paid in advance.

                           33. ACCORD AND SATISFACTION

        No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to, or support, or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by an authorized representative of Landlord. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items or Rent, interest, expenses, or damage due in connection herewith in such amounts and in such order as Landlord may determine at it's sole option.

                                34. SEVERABILITY

        The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to or otherwise affect any other term of this Lease, and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

                                35. SUBORDINATION

        The rights of Tenant hereunder are, and shall be, at the election of any mortgagee, subject and subordinate to the lien of any deeds Of trust, mortgages, the encumbrance of any leasehold financing, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Improved Area or the Building, and to all advances made, or hereafter to be made upon the security thereof (herein referred to as the "Superior instruments"). Landlord hereby represents and warrants to Tenant that there are no Superior Instruments presently executed which include any portion of the Improved Area. The foregoing notwithstanding, for any Superior Instruments executed by Landlord after the execution of this Lease, the rights of Tenant under this Lease shall not be subject or subordinated to such liens or Superior instruments unless and until the holders thereof execute a non-disturbance agreement in form and substance similar to the Attornment and Nondisturbance Agreement attached hereto as Exhibit G, or in any other form reasonably acceptable to Tenant.

        Tenant agrees to attorn to any purchaser of the Building, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure, in return for and upon delivery to Tenant by such purchaser or mortgagee, as the case may be, of an agreement substantially in the form of the Attornment and Nondisturbance Agreement, or in any other form reasonably acceptable to Tenant.

                                    36. TIME

                Time is of the essence hereof.

                               37. APPLICABLE LAW

        This, Lease shall be construed according to any and all applicable federal laws and the laws of the State of Colorado, without regard to the principles of conflicts of law and venue shall be in Arapahoe County, Colorado.

                          38. BROKER'S INDEMNIFICATION

        Tenant hereby represents and warrants to Landlord that no broker or agent negotiated or was instrumental in the negotiation or consummation of this Lease except the Landlord's Broker and the Tenant's Broker. Tenant shall indemnify Landlord against any loss, expense, cost, or liability incurred by Landlord as a result of any claims for fees or commissions by any broker or finder claiming through Tenant, except for any such claims by the Landlord's Broker and any such claims by the Tenant's Broker. Landlord hereby represents and warrants to Tenant that no broker or agent negotiated or was instrumental in the negotiation or consummation of this Lease except the Landlord's Broker and the Tenant's Broker. Landlord shall indemnify Tenant against any loss, expense, cost, or liability incurred by Tenant as a result of any claims for fees or commissions by any broker or finder claiming through Landlord, including, without limitation, any such claims by the Landlord's Broker and any such claims by the Tenant's Broker.

                              39. SECURITY DEPOSIT

                [Intentionally Omitted]

                            40. CONFLICTS OF INTEREST

        Conflicts of interest relating to this Lease are strictly prohibited. Except as otherwise expressly provided herein with regard to Tenant's Broker, neither Tenant nor any director, employee, or agent of Tenant, shall give to or receive from any director, employee, or agent of Landlord any gift, entertainment, or other favor of significant value, or any commission, fee, or rebate. Likewise, neither Tenant nor any director, employee, or agent of Tenant shall enter into any business relationship with any director, employee, or agent of Landlord or of any affiliate of Landlord, unless such person is acting for and on behalf of Landlord or such affiliate, without prior written notification thereof to Landlord. Any representative(s) authorized by Landlord may audit any and all records of Tenant for the sole purpose of determining whether there has been a violation of the terms of this Paragraph 40. The terms of this

Paragraph 40 shall not survive any transfer by Landlord of its interest in the Improved Area to any unaffiliated third party.

                           41. TENANT REPRESENTATIONS

        If Tenant is a legal entity, Tenant hereby represents and warrants to Landlord that (i) such entity is duly organized and validly existing under the laws of the state of its formation and is qualified to do business in, and is in good standing under, the laws of the State of Colorado; and (ii) this Lease and all documents executed or to be executed by Tenant in connection herewith and which are to be delivered to Landlord will be duly authorized, executed, and delivered and will be legal, valid, and binding obligations of Tenant, and do not violate any provisions of any agreement or currently existing judicial order to which Tenant is a party or to which it is subject. Further, if requested by Landlord, either prior to or after Landlord's execution of this Lease, Tenant shall provide Landlord with certified evidence of the foregoing.

                            42. ESTOPPEL CERTIFICATE

                [Intentionally Omitted].

                               43. RIGHT TO RENEW

        A. Tenant shall have the option to renew the Term of this lease for two (2) successive periods of five (5) years each by notifying Landlord in writing of Tenant's election to exercise its option at least twelve (12) months prior to the expiration of the then current term or renewal term of this Lease. Tenant may exercise such option provided there is not then any uncured default by Tenant in the payment of any item of Rent hereunder and there is not then any other material uncured default hereunder by Tenant. The Rent during each renewal period shall be the then Fair Market Rental Value, as hereinafter defined, and the lease shall be upon all other terms and provisions of this Lease.

        B. As used in this Lease, the term Fair Market Rental Value ("FMRV") shall mean the rent calculated at the then prevailing rate on the same terms and conditions for the renewal term set forth in this Lease for similar space in comparable Class A office buildings in the Denver Tech Center/Greenwood Plaza market areas. In making such determination, no allowance shall be made for any of the following:

                (1) Whether Landlord or Tenant paid the cost of providing the existing improvements to the Premises.

                (2) The quality of the furniture or trade fixtures which belong to Tenant and which Tenant is entitled to remove at the end of the Term.

                (3) The expense and inconvenience to Tenant that would be involved if Tenant were recruited to relocate to other space.

                (4) The expense that Landlord would be required to incur to find new tenants for the Premises.

                (5)     The presence of Tenant in the Building.

                (6)     The fact that Tenant has a renewal option.

        C. FMRV shall be declared initially by Landlord in writing to Tenant not less than ten (10) months prior to the end of the Lease Term. Tenant shall have forty-five (45) days from the date of Landlord's declaration in which to dispute, in writing, Landlord's finding of FMRV and to provide to Landlord its written determination of FMRV. Failing such timely notice of dispute, Landlord's declared FMRV shall be deemed to be acceptable by both parties. If Tenant gives Landlord timely notice in dispute of Landlord's determination of FMRV, then Landlord and Tenant shall each designate a licensed commercial real estate broker who shall together designate a third licensed commercial real estate broker, all of whom shall be experienced in evaluating rental properties of the type and in the area of the Building. Within twenty (20) days of Tenant's notice to Landlord, the third broker shall deliver to Tenant and Landlord its written decision of the appropriate FMRV; provided that such broker's decision shall be to accept either the FMRV determined by Landlord or the FMRV determined by Tenant and such broker may not select an average of such determinations or any other amount for the FMRV. Such determination shall be binding upon Landlord and Tenant; provided that Tenant may, by written notice given to Landlord within ten (10) days after Tenant's receipt of written notice of such broker's determination of FMRV, revoke its notice to renew. All costs for the services of the brokers selected by Landlord and Tenant and all costs for the services of the third broker shall be paid by the party whose determination of FMRV was not selected by the third broker as its FMRV.

                             44. RIGHT TO TERMINATE

Effective at any time and from time to time after the expiration of the sixtieth
(60th) month of the Lease Term, Tenant may elect to terminate this Lease as to all or any portion of the Leased Premises which includes no less than all of the space occupied by Tenant on any single floor of the Tower, provided there is not then any uncured default by Tenant in the payment of any item of Rent hereunder and there is not then any other material uncured default hereunder by Tenant. In order to exercise such option, Tenant shall give Landlord not less than six (6) months prior written notice of its intent to terminate as of the date specified in such notice (which date shall not be prior to the last day of the sixtieth month of the Lease Term) (the "Termination Date"). Such notice shall identify the portions of the Leased Premises which will be affected by such termination. Tenant shall pay to Landlord, as of the Termination Date, and as to the portion of the Leased Premises affected by any, such termination, the sum of (i) the unamortized portion of the Improvement Allowance paid by Landlord to Tenant in accordance with Exhibit C, (ii) the unamortized portion of the Moving Allowance paid by Landlord to Tenant in accordance with Exhibit C, (iii) the unamortized portion of the Space Planning Allowance paid by Landlord to Tenant in accordance with Exhibit C, (iv) the unamortized portion of the commissions paid by Landlord to the Landlord's Broker and the Tenant's Broker, and (v) three month's Base Rent for the portion of the Leased Promises affected by any such, termination. As used herein, unamortized costs shall mean the amounts applicable to any period of time after the Termination Date for the relevant costs if the entire costs thereof were amortized on a straight line basis over the entire ten (10) year initial Lease Term.

                           45. RIGHT OF FIRST REFUSAL

        During the Lease Term, or any extension thereof, Tenant shall have a right of first refusal on all of the remaining space on the ninth floor of the Tower as and when such space, or any part thereof, becomes available to Landlord (which space is hereinafter referred to as the 'Expansion Space').

        Each time Landlord receives from or is going to give a bona fide offer to an actual third party ("Third Party Offer"), to lease part or all of the Expansion Space, and such Expansion Space is then available, and such offer is acceptable to Landlord, Landlord shall first offer such Expansion Space to Tenant in writing ("Landlord's Notice") on the same Business Terms as were offered to or by the third party. Expansion Space shall be considered "available" when it becomes vacant after the termination or expiration of the current lease of such space between Landlord and Telemedia North American Communications. 'Business Terms' are hereby defined as: effective base rental rate (base rental rate with any rent concession factored in); operating cost stop; tenant improvement allowance; the number of rentable square feet contained in such Expansion Space; and any other material economic terms. Tenant shall have 10 business days after receipt of Landlord's Notice to accept Landlord's offer in writing. If Tenant does not elect to accept Landlord's offer or fails to respond within the 10 business day period, landlord shall be free to lease the Expansion Space to the third party on terms that are not materially more favorable to the third party than the Business Terms that were contained in the third party's bone fide offer. If Tenant accepts the offer to lease such Expansion Space, such Expansion

Space shall be leased by Tenant on the Business Terms offered to or by the third party.

                            46. RIGHTS OF FIRST OFFER

        A. Tenant shall have the right to lease any and all space on the second through ninth floors of the Tower from time to time as and when portions of such space become available to Landlord (which space is hereinafter referred to as the "Offer Space"). As to any of the Offer Space which is now subject to either an existing lease or any prior rights to lease, such Offer Space shall be deemed to become available when such lease or such prior rights expire. Upon the expiration of such lease or such rights, Landlord shall give written notice thereof to Tenant (the "Offer Notice"), which notice shall set out the FMRV which Landlord would at that time offer to other possible tenants of the Offer Space.

        B. Tenant shall have the right to lease such portions of the Offer Space only if:

                (1) Tenant delivers to Landlord written notice exercising its option to lease the Offer Space within thirty (30) days after Tenant's receipt of the Offer Notice for such Offer Space; and

                (2) There is not any uncured default by Tenant in the payment of any item of Rent hereunder and there is no other material uncured default by Tenant hereunder at the time Landlord gives the Offer Notice or at the commencement of the lease of Offer Space.

        If Tenant fails to timely exercise its right to lease any portion of the Offer Space after Tenant's receipt of the Offer Notice from Landlord for such Offer Space, Tenant shall have no further right to lease that Offer Space under this Paragraph 46.

        C. The following terms shall apply to and govern each lease of any portion of the Offer Space which Tenant elects to lease under this Paragraph 46:

                (1) Base Rent shall be equal to the FMRV as determined in accordance with the terms set forth in Paragraph 43 of this Lease based upon the terms and conditions applicable to Tenant's lease of such Offer Space as set forth in this Paragraph 46 and the Base Year Operating Costs for such Offer Space shall be the Operating Costs for the year on which the lease for such Offer Space commences hereunder.

                (2) The term shall begin on the date the Offer Space becomes available to Landlord for releasing and end on the expiration or earlier termination of the Lease Term, including any and all extensions thereof; provided that Rent for such Offer Space shall not be payable until the 60th day after the beginning of the term for such Offer Space.

                (3) Tenant shall take the space in an "As is" condition with all improvements to be Tenant's responsibility at Tenant's cost.

        D. Landlord and Tenant shall execute those instruments Landlord reasonably requests to evidence the inclusion of arty Offer Space leased by Tenant under this Paragraph 46 into the balance of the Leased Premises then leased by Tenant under this Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first hereinabove written.

        LANDLORD:                       HUNTINGTON BEACH COMPANY,
                                        a California corporation, by its
                                        managing agent, Chevron Real Estate
                                        Management Company, a division
                                        of Chevron U.S.A. Inc.


                                        BY: /s/ W. R. MARVIN
                                           -------------------------------------

                                           ITS: Vice President
                                               ---------------------------------

        TENANT:                         ECHO BAY MANAGEMENT CORP.,
                                        a Delaware Corporation


                                        BY: /s/ [Signature Illegible]
                                           -------------------------------------

                                           ITS: Controller
                                               ---------------------------------


                                        BY: /s/ [Signature Illegible]
                                           -------------------------------------

                                           ITS: Senior Vice President Finance
                                               ---------------------------------

                                   EXHIBIT A
                                 IMPROVED AREA



                        [GREENWOOD PLAZA SOUTH DIAGRAM]

                                   EXHIBIT B
                                LEASED PREMISES


                          [NINTH (9TH) FLOOR DIAGRAM]

                                    EXHIBIT C

                                 Work Agreement

The undersigned, as Landlord and Tenant, are executing simultaneously with this Work Agreement a Lease covering the Leased Premises therein described (the "Lease"). This Work Agreement is attached to the Lease as Exhibit C.

Landlord and Tenant agree as follows:

1.      Defined Terms

        The following terms have the respective definitions indicated for purposes of this Work Agreement:

        (a) "Tenant's Architect" means Saiber. Saiber, Inc., an architectural firm approved by Landlord to design the Leasehold Improvements on Tenant's behalf and to represent Tenant during construction, design and pricing of the Leasehold Improvements.

        (b) "Construction Drawings" means the Engineering Working Drawings and the Architectural Working Drawings.

        (c) "Project Engineers" means ABS Consultants, the mechanical engineer, Martin. Martin, the structural engineer, and Michael J. Hutchison & Associates, the electrical engineer who shall prepare the Engineering Working Drawings providing for the construction of the Leasehold Improvements in accordance with the Space Plan, which firms have been selected and retained by Tenant's Architect, and approved by Landlord.

        (d) "General Contractor" means the person or firm from time to time selected by Tenant and approved by Landlord as herein provided, which approval shall not be unreasonably withheld, to construct and install the Leasehold Improvements in the Leased Premises.

        (e) "Improvement Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.1 of this Work Agreement,

        (f) "Planning Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.2 of this Work Agreement

        (g) "Moving Allowance" means the allowance to be provided by Landlord to Tenant as more particularly described in Section 4.3 of this Work Agreement.

        (h) "Landlord Delay" means the sum of number of days (i) by which Landlord was late in providing Landlord's responses contemplated in this Exhibit C, (ii) of delay caused by changes requested by Landlord to any aspect of the Leasehold Improvements after the Construction Drawings have been prepared and approved (including any delay in preparing any of the documents or drawings described herein), (iii) of delay caused by Landlord, its agents, or contractors' interference (if any) in the construction or delay in processing General Contractor's submittals as provided herein, (iv) of delay caused by the inclusion at the instance of Landlord of any work or materials not shown on the Construction Drawings, (vi) of delay in completing the Landlord's Work as described herein, (vii) of delay in inspecting or approving any work completed in connection With the Leasehold improvements, and (viii) of delay in taking reasonable steps to cooperate with Tenant in completing the Leasehold improvements, including, without limitation, providing access to the Building and the Premises and completing permit applications' or executing other documents which may be necessary in connection with the Leasehold Improvements.

        (i) "Landlord's Representative" means Melissa Witkowski (or another individual employee of Landlord identified by Landlord as the substitute Landlord's Representative upon reasonable prior notice to Tenant), the individual employee of Landlord who has been assigned by Landlord to review and approve the plans and specifications for the Leasehold Improvements and to monitor the construction of the Leasehold Improvements, and to assist and cooperate with Tenant in connection therewith, as contemplated herein.

        (j) "Landlord's Plan Architect" means the independent architect hired by Landlord, if any, to assist in Landlord's review of the Space Plan and the Construction Drawings.

        (k) "Landlord's Construction Architect" means the independent architect hired by Landlord, if any, to assist Landlord and Landlord's Representative in monitoring the construction of the Leasehold Improvements, which architect may be the same architect as Landlord's Plan Architect.

        (l) "Leasehold Improvements" means the improvements to the Leased Premises shown on the Construction Drawings.

        (m) "Substantial Completion" means the date that the Leasehold Improvements are certified by Tenant's Architect as sufficiently complete, such that Tenant can reasonably occupy and utilize the Leased Premises for the Permitted Purpose.

        Unless otherwise defined herein, capitalized terms used in this Work Agreement shall have the meanings ascribed to such terms in the Lease.

2.      Space Planning and Engineering

        2.1 Space Plan. Landlord shall provide to Tenant's Architect the architectural and engineering drawings for the base building improvements for the Building and the as-built drawings, plans and specifications, and all other drawings and construction documents in Landlord's possession or control relating to the prior improvements made to the Leased Premises ("Landlord Drawings"). Tenant shall provide to Landlord's Representative a space plan for the Leased Premises (referred to herein as the "Space Plan") prepared by Tenant's Architect. The Space Plan shall be prepared by the Tenant's Architect at Tenant's sole cost and expense, subject to Landlord's payment of the Planning Allowance as hereinafter provided.

        2.2 Approval of Space Plan. Within five (5) business days after the receipt by Landlord's Representative of the Space Plan, Landlord shall review the Space Plan. If Landlord determines, in its reasonable good faith judgment, that the Space Plan is incompatible with the base building specifications for the Building, Landlord shall so advise Tenant's Architect and Tenant's Architect shall revise the Space Plan accordingly and resubmit it to Landlord's Representative and the review procedure and time frames set forth above shall be repeated. Otherwise, Landlord shall notify Tenant's Architect of its approval of the Space Plan as promptly as reasonably possible. If no notice of approval or disapproval is given by Landlord to Tenant's Architect within five (5) business days after the receipt Of the Space Plan by Landlord's Representative, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval.

        2.3 Engineering Working Drawings. Based upon the approved Space Plan, the Project Engineers shall prepare the structural, plumbing, fire protection, mechanical, electrical, and life safety engineering drawings ("Engineering Working Drawings"). The Engineering Working Drawings shall be submitted to Landlord's Representative for review and approval by Landlord, which approval shall not be unreasonably withheld. If no notice of approval or disapproval of the Engineering Work Drawings is given by Landlord to Tenant's Architect within five (5) business days after the receipt thereof by Landlord's Representative, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. The costs for the preparation of the Engineering Working Drawings shall be borne by Tenant, subject to Landlord's payment of the Planning Allowance and the Improvement Allowance as hereinafter provided.

        2.4 Architectural Working Drawings. Tenant's Architect shall provide Landlord's Representative with architectural working drawings prepared by the Tenant's Architect (the "Architectural Working Drawings") for the Leased Premises for review and approval by Landlord, which approval shall not be unreasonably withheld. The Architectural Working Drawings shall include the following: (a) partition layout and door locations; (b) electrical outlets, including the location and usage thereof; (c) telephone outlets, including a description of the system and the size of conduit servicing each outlet, (d) a ceiling plan showing standard and non-standard lighting, switching requirements, and ceiling construction or constraints; (e) Tenant's occupancy capacity and usage equipment loads for all spaces, particularly special usage rooms, including, but not limited to, conference rooms, lounges, coffee rooms, copy rooms, computer terminal or keypunch rooms, audio-visual rooms, and reproduction or print rooms which require special heating, ventilating, air conditioning or fire protection; (f) Tenant's floor loading for all spaces, particularly special usage rooms; and (g) floor penetrations, including but not limited to special stairs, dumbwaiters, conveyors, pneumatic systems, elevators, or architectural features. If Landlord determines, in its reasonable good faith judgment, that the Architectural Working Drawings contain design errors, Landlord shall give notice thereof to Tenant within five (5) business days after the receipt thereof by Landlord's Representative. If the Architectural Working Drawings are acceptable to Landlord, Landlord shall communicate its approval to Tenant's Architect as promptly as reasonably possible, but in any event on or before the expiration of such five business day period. If Landlord does not reply within such period of time, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. If Landlord notifies Tenant's Architect of design errors, Tenant shall revise the Architectural Working Drawings accordingly and resubmit them to Landlord's Representative and the review procedure set forth above shall be repeated. When approved by Landlord and Tenant, the Engineering Working Drawings and the Architectural Working Drawings shall be acknowledged as such by Tenant and Landlord in writing and such approved drawings shall be deemed to constitute the "Construction Drawings."

        2.5 Changes. If Tenant wishes to make any material changes to the Construction Drawings, Tenant shall submit a written request describing such changes to Landlord's Representative. Any such changes may be made by Tenant only upon the prior written approval of Landlord's Representative, which approval shall not be unreasonably withheld. Landlord's Representative shall respond to all written requests for any such changes within five (5) days of receipt of the same by Landlord's Representative. If Landlord's Representative does not respond within such period of time, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval.

3.       Construction of Leasehold Improvements

        3.1 Tenant to Construct Leasehold Improvements. Following approval of the Construction Drawings, Tenant shall be responsible to the completion of the Leasehold Improvements in substantial compliance with the Construction Drawings, at its sole cost and expense, subject to Landlord's payment of the improvement Allowance. Landlord shall deliver possession of the Leased Premises to Tenant for the purpose of constructing the Leasehold Improvements (and installing Tenant's trade fixtures, furnishings, equipment, and other personal property) on or before June 1, 1995; except that, as to those portions of the Leased Premises which are occupied as of the date of this Lease, Landlord shall deliver such possession to Tenant on or before June 30, 1995. It is understood and agreed that Landlord is making the Leased Premises available to Tenant for such purposes prior to the Lease Commencement Date and prior to the commencement of Tenant's obligations for the payment of Rent under the Lease. Tenant's use and occupancy of the Leased Premises prior to the Lease Commencement Date shall be subject to all of the terms and provisions of the Lease, except for Tenant's obligation to pay Rent. There shall be no charge to Tenant for its early access to the Building and the Leased Premises or for the use by Tenant of electrical power and other Building services during the construction of the Leasehold improvements.

        3.2 General Contractor. Tenant shall enter into a direct contract for construction services to complete the Leasehold improvements with the General Contractor. Prior to execution of the contract between Tenant and the General Contractor, Tenant shall provide a copy of the contract to Landlord's Representative for its review and approval, which approval shall not be unreasonably withheld. Landlord shall review the contract and approve or disapprove the contract in writing within five (5) days thereafter. If Landlord fails to notify Tenant's Architect of its approval or disapproval of the contract within such 5-day period, the Scheduled Commencement Date shall be automatically extended one day for each day after such period until Landlord notifies Tenant's Architect of its approval or disapproval. Tenant and the General Contractor shall have the right to select and contract directly with all sub-contractors and all other parties supplying work or materials to the Leased Premises. The Genera Contractor and all sub-contractors shall be required to comply with the Construction Procedures set forth on Exhibit K attached hereto, as the same may be amended from time to time by Landlord upon reasonable prior notice to the General Contractor.

        3.3 Compliance with Laws. Tenant shall cause Tenant's Architect, the General Contractor, and all Sub-contractors to: (i) conduct their work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or any other tenants of the Building, (ii) comply with all laws, codes, permits, rules, and regulations relating to the construction activities in or on the Building; and (iii) maintain such insurance in force and effect as required by the Lease, but in any event not less than that required by applicable law.

4.      ALLOWANCES

        4.1 Improvement Allowance. Landlord shall pay to Tenant an Improvement Allowance for the costs incurred by Tenant in the construction of the Leasehold Improvements to be made to the Leased Premises in an amount equal to the product of $20.00 multiplied by the total number of rentable square feet in the Leased Premises.

        4.2 Planning Allowance. Landlord shall pay to Tenant a Planning Allowance for costs incurred by Tenant in the planning and designing of the Leasehold Improvements to be made to the Leased Premises in an amount equal to the product of $2.00 multiplied by the total number of rentable square feet in the Leased Premises. The Planning Allowance shall be payable by Landlord to Tenant upon Landlord's approval of the Architectural Working Drawings and the Engineering Working Drawings.

        4.3 Moving Allowance. Landlord shall pay to Tenant a Moving Allowance for the costs incurred by Tenant in relocating its business to the Leased Premises in an amount equal to the product of $1.00 multiplied by the total number of rentable square feet contained in the Leased Premises. The Moving Allowance shall be payable by Landlord to Tenant upon the Lease Commencement Date.

        4.4 Payment of Improvement Allowance. Tenant shall from time to time submit to Landlord's Representative invoices for any costs and expenses incurred in connection with the Leasehold Improvements, together with evidence of payment of such invoices, lien waivers, and any other documentation reasonably requested by Landlord's Representative, and, subject to the approval of such items by Landlord's Representative, Landlord shall pay Tenant the amount set forth on such invoice or invoices as promptly as reasonably possible but in no event later than thirty (30) days after the receipt of such items by Landlord's Representative. Landlord shall from time to time pay amounts against the Improvement Allowance in accordance with the terms set forth herein up to the total amount of the Improvement Allowance; provided that, Landlord shall have the right to retain up to a total of 10% of the Improvement Allowance until after the General Waiver (as defined below) is delivered to Landlord's Representative. Upon completion of the Leasehold Improvements, Tenant shall obtain and deliver to Landlord's Representative a general lien waiver covering the Leasehold Improvements from the General Contractor, which lien waiver shall be in form and substance reasonably acceptable to Landlord (the "General Waiver").

5.      Landlord's Work

        5.1 Existing Improvements. All existing improvements in the Leased Premises as of the date of this Lease, including, without limitation, all doors, door frames, hardware, ceiling grids and tiles, light fixtures, millwork, built-ins, end all similar items (the "Existing Improvements"), may be used by Tenant at no charge. Tenant shall have the right to demolish and remove from the Leased Premises any and all of the Existing Improvements which Tenant elects not to use; provided that, prior to such demolition, Tenant shall offer any such items to Landlord's Representative. If Landlord elects to salvage any such items, Landlord shall, at Landlord's expense, remove such items in a manner which will not delay or interfere with the construction of the Leasehold Improvements; provided that Tenant shall use reasonable efforts to cooperate with Landlord in Landlord's removal of any such items.

        5.2 Core and Shell Work. All core and shell work required to be done in connection with the Leasehold Improvements, including without limitation, floor leveling to a specification of a variation of not more than one quarter inch for every ten feet, shall be done by Landlord, at Landlord's expense.

6.      Relocation of Existing Tenants and Relinquishment of Rights

        6.1 Relocation and Relinquishments. In order for the Leased Premises to be ready for Tenant's use and occupancy at the times contemplated herein, it will be necessary to take the following actions:

        (A) Chrysler Financial Corporation will be relocated from the space which it currently occupies on the 9th Floor of the Tower to other space containing 5,904 rentable square feet on the 16th Floor of the Tower (the "Chrysler Relocation").

        (B) Budget Rent-A-Car will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower (the "Budget Relinquishment").

        (C) Sybase will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower, except for a right of first refusal on the space on the 5th Floor of the Tower (containing approximately 5,100 rentable square feet) which will continue to be leased to Thompson Pipe & Steel after the Thompson Contraction described in Paragraph 6.1(D) below (the "Sybase Relinquishment").

        (D) Thompson Pipe & Steel will contract the space it leases on the 5th Floor of the Tower to a total of approximately 5,100 rentable square feet, and will relinquish all other rights and options which it currently has on the 5th Floor of the Tower (the "Thompson Contraction").

        (E) Missing Link will cancel all rights and options to lease space on the 5th Floor of the Tower (the "Missing Link Cancellation").

The foregoing actions are hereinafter referred to collectively as the "Relinquishments." Both Landlord and Tenant shall use their best efforts and shall cooperate with each other to cause all of the Relinquishments to be completed as promptly as reasonably possible. In the event that any of the Relinquishments is not completed in a manner which is reasonably satisfactory to either party hereto on or before May 20, 1995, both Landlord and Tenant shall have the right to terminate this Lease by giving written notice of termination to the other party at any time after such date and on or before June 5, 1995.

        6.2. Coordination. Landlord shall, at Landlord's expense (subject to Tenant's obligation to pay the amounts set forth in Section 6.3 below), coordinate all aspects of the Chrysler Relocation, the Budget Relinquishment, the Sybase Relinquishment, the Thompson Contraction, and the Missing Link Cancellation in a manner which will cause all portions of the Leased Premises to be available to Tenant at the times contemplated herein.

        6.3 Payments by Tenant. Tenant shall reimburse Landlord for the following costs incurred in connection with the Chrysler Relocation, the Budget Relinquishment, the Sybase Relinquishment, the Thompson Contraction, and the Missing Link Cancellation:

        (A) In connection with the Chrysler Relocation, Tenant shall reimburse Landlord for all Relocation Costs paid by Landlord in connection with the Chrysler Relocation; provided that in no event shall Tenant be obligated hereby to pay any amount greater than $159,400 for such Relocation Costs. As used herein, the "Relocation Costs" shall mean all of the actual out-of-pocket costs incurred by Landlord in connection with the Chrysler Relocation, including, without limitation, all such costs incurred by Landlord for: the preliminary space planning; final space planning; construction documents; mechanical engineering design and documentation; electrical design and documentation; demolition; construction management costs including fees; special consultants costs (structural, acoustical, vibration, etc.), direct costs of construction; all required permits and fees; the cost to move personal effects and furniture; the reprinting of Stationary and related materials; the rewiring and relocation of telecommunications equipment; and any other reasonable expenses incurred by Landlord in connection with such relocation.

        (B) In connection with the Budget Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $50,000.

        (C) In connection with the Sybase Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $9,750.

        (D) Tenant shall have no obligation to pay or reimburse Landlord for any costs incurred in connection with the Thompson Contraction or the Missing Link Cancellation.

All costs payable by Tenant hereunder shall be paid by Tenant to Landlord within ten (10) business days after Tenant's receipt of evidence of the payment of such costs by Landlord.

7.      Supervision Fee

        Landlord shall be entitled to a fee (the "Supervision Fee") for the actual out-of-pocket costs paid by Landlord to the Landlord's Plan Architect (at a rate not to exceed $100 per hour), the Landlord's Construction Architect (at a rate not to exceed $100 per hour, and the Landlord's Representative (at the rate not to exceed $28 per hour) in connection with the Landlord's review and approval of the Space Plan and the Construction Drawings and the supervision of the construction of the Leasehold Improvements. Tenant shall pay amounts against the Supervision Fee from time to time within ten (10) business days after Tenant's receipt of evidence of the payment of such costs by Landlord.

        Landlord and Tenant have executed this Work Agreement contemporaneously with execution of the Lease,

        LANDLORD:                       HUNTINGTON BEACH COMPANY,
                                        a California corporation, by its
                                        managing agent, Chevron Real Estate
                                        Management Company, a division
                                        of Chevron U.S.A. Inc.


                                        By: /s/ W. R. MARVIN
                                           -------------------------------------

                                           Its: Vice President
                                               ---------------------------------

        TENANT:                         ECHO BAY MANAGEMENT CORP.,
                                        a Delaware Corporation


                                        By: /s/ [Signature Illegible]
                                           -------------------------------------

                                           Its: Controller
                                               ---------------------------------


                                        By: /s/ [Signature Illegible]
                                           -------------------------------------

                                           Its: Senior Vice President, Finance
                                               ---------------------------------

                                    EXHIBIT D

                               JANITORIAL SERVICES

1.      Supervision

        A. Landlord will provide an adequate supervisory staff as required to maintain the optimum level of cleanliness as defined herein.

        B. In addition to the supervision of all cleaning services, the supervisory staff Will be responsible to Landlord for the following:

                1. Securing all suite entrances in conjunction with the Building's security requirements.

                2. Locking those offices and other areas of the Leased Premises from time to time designated by Tenant.

                3. Report as soon as reasonably possible, in writing, all accident and/or damage reports to Tenant via Landlord.

                4. The supervisory staff shall be available on request by Tenant, through Landlord, during the normal business hours of the Building to visit with Tenant and answer complaints of any nature relating to the janitorial function.

2.      Employee Bonding

        A. Landlord will cause to be bonded all of its employees and all employees of any janitorial contractor engaged by Landlord in amounts to be mutually agreed upon.

3.      General Procedures

        The following general procedures will be followed by Landlord's janitorial personnel:

        A. Report in writing all damage, breakage, and/or apparent plumbing or electrical problems to Landlord immediately.

        B. Report any evidence of security breaches to Landlord immediately,

        C. Maintain all janitor closets, slop sinks and storerooms in a safe and clean condition at all times.

        D. Lock all entrance doors during the entire cleaning operation. Only the cleaner assigned to clean each tenant suite and the supervisory staff are to be admitted to the respective tenant areas.

        E. Close all perimeter office doors after cleaning to prevent excessive heat gain or heat loss in the interior spaces.

        F. Diligence will be exercised to prevent damage to corners and wall finishes by electrical extension cords.

        G. Buckets will be emptied only in designated janitorial sinks within designated janitorial closets on each floor.

        H. Doors will be held open by door stops only, not by foreign materials in the door jambs.

4.      Scheduling

        A.      Nightly Services:

                All nightly services will be performed Monday through Friday, fifty-two weeks per year except on those holidays listed below:

                        New Year's Day
                        President's Day
                        Memorial Day
                        Independence Day
                        Labor Day
                        Thanksgiving Day
                        Christmas Day

        B.      Periodic Services:

                All periodic services listed in the specifications will be performed at the indicated frequencies.

5. Janitorial Service Specifications for Tenant Suite and Common Areas on Tenant Floors

        A.      Nightly Services:

                1.      Vacuum all carpets.

                2. Spot shampoo traffic areas, when requested. (Complete shampoo service is available by request but is subject to a separate additional charge.)

                3. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains, as required.

                4. Dust all desks and office furniture with lambs' wool duster. (Desks will only be dusted when clear of all papers and personal items).

                5.      Empty and clean ash trays and ash urns.

                6. Empty all wastepaper baskets and remove liners as required.

                7.      Remove all trash from floors.

                8. Remove fingerprints, dirt smudges, etc., from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs, elevator interiors and glass doors, as required.

                9.      Return chairs and wastebaskets to proper positions.

                10. Clean, sanitize and polish drinking fountains, as required,

                11. Hand dust and clean stairwells interconnecting floors and polish hand rails, as required.

                12.     Clean and remove debris from all metal door thresholds.

                13.     Wipe clean smudged bright work, as required.

                14. Spot clean all carpets, resilient and composition floors, as required.

        B.      Weekly Services

                1. Dust all low reach areas including, but not limited to chair rungs, furniture ledges, baseboards, wood paneling molding, etc.

                2.      Dust all vinyl base.

                3. Clean and buff all building standard resilient and/or composition flooring.

                4. Dust all high reach areas including, but not limited to, tips of partitions.

                5.      Edge all carpeted areas.

                6. Dust all high reach areas including, but not limited to, picture frames and similar wall hangings, as required.

        C.      Monthly Services

                1. Dust all high reach areas including, but not limited to, tops of door frames, furniture ledges, air conditioning diffusers and return grills and graphs.

                2.      Vacuum or brush upholstered furniture.

        D.      Quarterly Services

                1. Shower scrub or otherwise recondition all resilient or composition flooring to provide a level of appearance equivalent to a completely refinished floor as requited.

                2.      Dust venetian blinds and draperies.

                3.      Clean partition glass as requested.

                4. Damp wipe outside of all supply and return air diffusers. (Building engineers will damp wipe inside of all supply and return air diffusers.)

       E.      Annual Services

                1.      Clean all parabolic light fixtures, as required.

6.      Restroom Service Specifications

        A.      Nightly Services

                1. Restock all restrooms with supplies including paper towels, toilet tissue, seat covers and hand soap as required.

                2. Restock all sanitary napkin and tampon dispensers as required.

                3. Wash and polish all mirrors, dispensers, faucets, flushometers and bright work.

                4. Wash and sanitize all toilet, toilet seats, urinals and sinks. Wipe dry all sinks.

                5. Remove stains, descale toilets, urinals and sinks as required.

                6. Mop all restroom floors with disinfectant germicidal solution and remove all stains beneath urinals.

                7.      Empty all waste, sanitary napkin and tampon receptacles;

                8.      Remove all restroom trash.

                9. Clean finger prints, marks arid graffiti from walls, partitions, glass, aluminum and light switches where required.

                10. Clean and leave streak free all partition doors and metal attachments.

        B.      Weekly Services

                1.      Clean tile grout, access doors and floor drains.

                2.      Thoroughly mop all ceramic tile floors.

        C.      Monthly Services

                1. Dust all low reach and high reach areas including, but not limited to ledges, mirror tops, partition tops and edges, air conditioning diffusers and return air grills.

                2.      Wipe down all tile walls, as required.

7.      Main Floor and Elevator Lobbies

        A.      Nightly Services

                1. Thoroughly wash and clean all swinging and revolving glass doors and hardware.

                2.      Clean and polish lobby, including glass directories.

                3. Clean and polish all bright work including kick plates, base, partition top hand rails, waste paper receptacles, planters, elevator call button plates, hose cabinets and service elevator lobby, landings, elevator tracks and visible hardware, as required.

                4. Clean all interior architectural aluminum finishes, as required.

                5.      Thoroughly clean all door saddles of dirt and debris.

                6. Spot clean, sweep and damp mop all granite, brick paver and seal as required.

                7. Clean and dust countertops, work table, directory board glass and ledges.

                8. Empty all wastebaskets and refuse receptacles and replace liners as required.

        B.      Weekly Services

                1.      Shampoo all first floor elevator lobby carpeting.

        C.      As Required

                9. Landlord personnel or special contractors shall clean all painted, vinyl and granite wall surfaces, as required.

8. Service Offices (Engineering Office and Janitor's Office and Closets); Storerooms; Service Corridors and Roof

        A.      Nightly Services

                1.      Remove trash from all of the above areas.

                2. Maintain an orderly arrangement of all janitorial supplies and paper products in the storage rooms and service sink closets.

                3. Maintain in a clean and orderly arrangement all equipment stored in these areas, such as mops, buckets, brooms, vacuum cleaners, scrubbers, etc.

                4.      Clean and disinfect service sinks, as required.

                5. Sweep and damp mop service sink closet floors. Deodorize and disinfect as required, as required.

                6.      Sweep storeroom floors, as required.
                        Weekly Services

        B.      Weekly Services

                1. Damp mop all composition floors in storeroom. Deodorize and disinfect as required.

9.      Passenger Elevator Cleaning Specifications

        A.      Nightly Services - As Required,

                1.      Clean all walls inside of cabs including base.

                2.      Clean interior surfaces of cab walls and doors.

                3.      Spot clean elevator cab floor carpeting.

                4. Vacuum all cab floor carpeting thoroughly. Edge all carpeting thoroughly.

        B.      Weekly Services

                1.      Damp wipe clean entire cab ceiling.

        C.      Every Two Weeks

                1. Shampoo and hot water extract with neutralizing rinse all elevator cab floor carpets.

        D.      Monthly Services

                2.      Clean outside surfaces of all elevator doors and frames.

10.     Service Elevator Cleaning Specifications

        A.      Nightly Services

                1. Spot clean all surfaces of the interior of all cabs and all exterior doors and frames.

        B.      Weekly Services

                1. Spot clean all interior and exterior surfaces of cab walls, doors and frames.

                2.      Clean and polish floor landing tracks.

                3. Thoroughly clean dirt and debris from grooves in both cab and landing door tracks, polish cab tracks.

                4.      Sweep and scrub flooring of all cabs.

        C.      Monthly Services

                1.      Machine scrub and refinish where applicable.

1.1     Loading Area, Trash Area and Service Entrance Specifications

        A.      Nightly Services

                1. Place all miscellaneous trash and debris, except construction materials, in the Building's trash receptacles, compactors or balers.

                2. Neatly stack all trash in designated area (compactor or bin).

                3.      Sweep entire area.

                4. Hose down or mop entire trash area and disinfect as required.

        B.      Weekly Services

                1. Hose down entire loading dock area and service entrance area. Deodorize and disinfect area as required.

12.     Exterior Structure and Grounds Services Specifications

        A.      Nightly Services

                1.      Police entire perimeter of project, weather permitting.

                2. Spot sweep accumulations of dirt, papers and leaves in all corner areas where wind tends to cause a collection of this debris.

        B.      Weekly Services

                1. Hose down entire perimeter of project, weather permitting.

        C.      Quarterly Services

                1. Wash clean all windows (two times per year), as practicable.

                        (Exterior window cleaning is not provided by Landlord's janitorial contractor but rather by a designated window cleaning contractor.)

                                    EXHIBIT E

                        LEASE COMMENCEMENT DATE STATEMENT

Date:________ 19___

Chevron Real Estate Management Company
6400 South Fiddler's Green Circle
Suite 200
Englewood, Colorado 80111

Attention: Leasing Manager

        This letter is being delivered to Chevron Real Estate Management Company ("CREMCO") in accordance with Paragraph 16 of that certain lease (the 'Lease') dated _______, 19__, between Huntington Beach Company, a California Corporation, by its agent, Chevron Real Estate Management Company, a Division of Chevron U.S.A. Inc. and the undersigned.

        We hereby acknowledge that the Lease Commencement Date (as defined in the Lease) is _______________, the date of expiration of the Lease Term (as defined in the Lease) is _____________,19__ and Tenant's Total Square Footage is ________________ , rentable square feet.


Very truly yours,



Tenant

                                    EXHIBIT F

                              RULES AND REGULATIONS

1. The sidewalks, entrances, halls, corridors, elevators and stairways of the Building shall not be obstructed or used as a waiting or lounging place by Tenant, or its agents, servants, employees, invitees, licensees, and visitors.

2. Landlord reserves the right to refuse admittance to the Building at any time other than between the hours of 6:00 a.m. and 6:00 p.m. weekdays, or 7:00 a.m. to 1:00 p.m. on Saturdays, to any person not producing either a key to the Leased Premises or a pass issued by Landlord. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish each Tenant with two keys to each door lock in the Leased Premises, and Landlord may make a reasonable charge for any additional keys requested by Tenant. No Tenant shall have any keys made for the Leased premises; nor shall any Tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. If a lock alteration or installation is made, the new lock must accept the master key for the Building. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys in such Tenant's possession for all locks and bolts in the Building.

4. In order that the Building may be kept in a state of cleanliness, each Tenant shall, during the term of its Lease, permit Landlord's employees (or Landlord's agent's employees) to take care of and clean the Leased Premises, and Tenant shall not employ any person(s) other than Landlord's employees (or Landlord's agent's employees) for such purpose. No tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased premises. Tenant, will ensure that before leaving the Leased Premises each day:

                (a)     the doors are securely locked; and

                (b) all water faucets and other utilities are shut off: (so as to prevent waste or damage).

        In no event shall Tenant place such items for disposal in the public hallways or other common areas of the Building or Improved Area.

5. Landlord reserves the right to prescribe the date, time, method and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building. No steel safe or other heavy or bulky object shall be delivered to or removed from the Building except by experienced safe men, movers, or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid by Tenant to Landlord immediately upon demand therefor. For the delivery or receipt of merchandise, only hand-trucks equipped with rubber tires shall be used by Tenant jobbers or others.

6. The walls, partitions, skylights, windows, doors, and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed nor have signs or advertisements posted on them by any Tenant.

7. The toilet rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweepings, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violations of this rule by Tenant or by Tenant's agents, servants, employees, invitees, licensees, or visitors, shall be borne by Tenant.

8. No sign, name, placard, advertisement, or notice visible from the exterior of any Leased Premises shall be inscribed, painted or affixed by any Tenant on any window or other part of the Building or Improved Area without the prior written approval of Landlord. A directory containing the names of all tenants of the Building shall be provided by landlord at an appropriate place on the first floor of the Building.

9. No electronic signaling, telegraphic, or telephonic instruments or devices, or other wires, instruments or devices, shall be installed in connection with any Leased Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld. Such installations, and the boring or cutting of wires, shall be made at the sole cost and expense Of Tenant and under the control and direction of Landlord. Landlord retains, in all cases, the right to require:

                (a) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building;

                (b) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct; and

                (c) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with (x) the number of the Leased Premises to which said wires lead, (y) the purpose for which said wires are used, and (z) the name of the company operating same.

10.     Tenant, its agents, servants, and employees shall not:

                (a)     go upon the roof of the Building;

                (b) use any additional method not approved in writing by the Landlord of heating or air conditioning the Leased Premises;

                (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building, or onto any part of the Improved Area;

                (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind;

                (e) install any radio or television antenna or any other device or item on the roof, exterior walls, windows, or window sills of the Building or anywhere in the Improved Area;

                (f) place objects against glass partitions, doors, or windows which would be unsightly from the interior or exterior of the Building;

                (g) place pictures, plants, or any other items on window sills which would interfere with closing of window blinds by the janitors at night;

                (h) use any portion of the Leased Premises: (i) for lodging or sleeping, (ii) for cooking (except that the use by any Tenant of Underwriter's Laboratory-approved equipment for brewing coffee, tea and similar beverages or the use by Tenant of e similarly-approved microwave oven shall be permitted, provided that such use is in compliance with law), or (iii) for any purpose other than the Permitted Purpose provided for in the Lease; or

                (i) permit the operation of any musical or other sound-producing instruments or devices which may be heard outside the Tenant's Leased Premises, or which may emit signals which will impair radio or television broadcast or reception from or into the Building.

11. Tenant shall not store, carry into, or use within Plaza Tower One or in any Leased Premises or permit others to do so:

                (a) any ether, naphtha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, kerosene or camphene;

                (b) any other flammable, combustible, explosive or illuminating fluid, gas or material of any kind; or

                (c) any other fluid, gas or material of any kind having an offensive odor; or

                (d) any firearm (loaded or unloaded) or any other weapon or ammunition for a weapon.

12. No canvassing, soliciting, distribution of handbills or other written material, or peddling shall be permitted in the Building or the Improved Area, and Tenant shall cooperate with Landlord in prevention and elimination of same.

13. Tenant shall give Landlord prompt notice of all accidents to, or defects in, air conditioning equipment, plumbing, electrical facilities, or any part or appurtenances of the Leased premises.

14. The Improved Area outside the Building may be used for the enjoyment of Tenant, its agents, servants, and employees without restriction so long as such parties conduct themselves in a manner so as not to disturb others or disturb, destroy, or litter the Improved Area. All parties using the Improved Area shall comply with all applicable governmental laws, ordinances, rules and regulations and all rules and regulations of Arapahoe County.

15. Tenant personnel and their guests shall observe 'No Smoking' signs where posted in Plaza Tower One and refrain from smoking in the Leased Premises, elevator lobbies, elevators, public corridors, building stairwells and restrooms. Smoking is permitted only on the terrace area outside the east end of Level Two.

                                    EXHIBIT G

                     ATTORNMENT AND NONDISTURBANCE AGREEMENT

        THIS AGREEMENT, made as of ______________ between _____________ hereinafter referred to as "Interest Holder" and __________________ hereinafter referred to as "Tenant".

                               W I T N E S E T H:

        THAT, WHEREAS, HUNTINGTON BEACH COMPANY, a California Corporation, hereinafter referred to as 'Landlord', has by Lease executed on _______________, leased to Tenant for a term of years, commencing on _________, and, ending on,
 ______________, or upon such postponed date as shall be designated by written endorsement to the Lease, certain portions of the building located in the County of Arapahoe, State of Colorado, such portions being hereinafter called the "Leased Premises", and the building more particularly described as follows:

        WHEREAS, Interest Holder is the holder of a lien or other interest in the form of a _________ and recorded at ________, and any amendments, supplements or extensions thereto, hereinafter referred to as the "Encumbrance"; and

        WHEREAS, the encumbered premises under the foregoing encumbrance are the same premises as, or include the Leased Premises set forth in, the legal description above;

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1. Tenant agrees that in the event of any foreclosure or the exercising of any other rights under the Encumbrance, whereby Interest Holder shall cause Landlord to be ousted from possession or assert any right of ownership inconsistent with Tenant's right under the Lease, at any time arid from time to time after commencement of the term of the Lease and prior to the expiration, cancellation or other termination thereof, for any reason, Tenant shall be bound to Interest Holder, the purchaser at a foreclosure sale, any receiver appointed under the Encumbrance, assignment of rents, or court order or any assignee or successor in interest (all of which are hereinafter referred to as "Transferee") under all of the terms, covenants, and conditions of the Lease during the remaining term thereof, including any extensions or renewals which may be effected in accordance with any option in the Lease, with the same force and effect as if Transferee were Landlord under the Lease, and Tenant does hereby attorn to Transferee as its Landlord.

2. The parties hereto do hereby covenant and agree that the Lease and any modifications and amendments thereto subsequently approved by Interest Holder, and all rights, options, liens or other charges created thereby, are, and shall continue to be, subject and subordinate in all respects to the Encumbrance and the lien created thereby, to any advance made thereunder, to any consolidations, extensions, modifications, or renewals thereof, and to any other mortgage on the Leased Premises held by Interest Holder.

3. So long as no default exists and no event has occurred which would entitle Landlord to terminate the Lease, Interest Holder agrees that in the event of any foreclosure or the exercising of any other rights under said Encumbrance whereby any such Transferee shall oust Landlord of possession or assert any right of ownership which would, in the absence of this Agreement, be inconsistent with Tenant's rights under the Lease and prior to the expiration or termination thereof, the Lease shall, in accordance with its terms, remain in full force and effect as a direct Lease between Transferee and Tenant and the possession of Tenant under the Lease shall not be disturbed by any such event. The Transferee shall be entitled to all of the rights and benefits and subject to all of the obligations of the immediately prior landlord under the Lease. If successive rights should be asserted by any or several Transferees separately or in any combination, Tenant shall have the same rights to continue the Lease in effect in each such instance.

4. In order to effect the provisions of the preceding paragraphs, Interest Holder does hereby grant and demise to Tenant the Leased Premises for a term of years to commence upon the exercise of any right described in the preceding paragraphs.

        Such term of years shall be upon the terms and conditions of the Lease as though the Lease were between Transferee and Tenant.

5. The provisions of the preceding paragraphs are to be effective and self operating without the execution of any further instruments upon Transferee's succeeding to the interest of Landlord under the Lease.

6. This Agreement shall inure to the benefit of and be binding upon Tenant, Interest Holder, Transferee, their successors and assigns.

7. The effective date of this Agreement is _____________, and the covenants and conditions hereof shall apply from and after said date.

8. This Agreement shall remain in full force and effect and shall pertain to said Lease now or as hereafter amended or extended.

9.      Neither Interest Holder nor Transferee shall in any way or to any extent
        (i) be obligated or liable to Tenant for any prior act, omission or default on the part of Landlord under the Lease, or (ii) be obligated or liable to Tenant for any security deposit of other sums deposited with Landlord not physically delivered to Interest Holder or Transferee, or
        (iii) be bound by any previous prepayment of rent for a period greater than one month, unless such modification, amendment or prepayment shall have been expressly authorized in writing by Interest Holder, and Tenant shall have no right to set off assets or counterclaim against Interest Holder or the Transferee for any of the acts or omissions of Landlord referred to in (i), (ii), or (iii) above.

10. In the event of any act or omission by Landlord under the Lease which would give Tenant the right to terminate the Lease or claim a partial or total eviction, Tenant shall not exercise any such right until (i) it has given notice thereof to Interest Holder, and (ii) Interest Holder, following the giving of such notice, shall have failed to commence or pursue action to remedy such act or omission in the manner set forth in the Lease.

11. All notices hereunder shall be given in the manner prescribed in the Lease.

        TENANT:                         By:
                                           -------------------------------------

                                           Its:
                                               ---------------------------------

        INTEREST HOLDER:                By:
                                           -------------------------------------

                                           Its:
                                               ---------------------------------

                                    EXHIBIT H

                              ESTOPPEL CERTIFICATE

        The undersigned, a duly authorized __________________________ of __________________________________ __________________________, hereby certifies unto _____________________________________ as follows:

        (1) ____________________________________ is the Tenant ("Tenant") and
_____________________________________________ is the Landlord ("Landlord") under that certain Lease Agreement ("Lease") dated ___________________________, relative to (___________________________) square feet of space in the Plaza Tower One building located at 6400 S. Fiddler's Green Circle, Englewood, Arapahoe County, Colorado, and the following improvements:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

        (2) Attached hereto as Exhibit "A" is a complete and accurate copy of the Lease and, except as set forth in such exhibit, there are no other amendments thereto or agreements relating to the subject matter thereof.

        (3) The Lease is in full force and effect and Landlord is not in default thereunder, except as may be indicated on any attached addendum. Tenant has received no notice from landlord that Tenant is in default under the Lease and Tenant has no present knowledge of any facts which would give rise to or constitute a breech or default by either party thereunder.

        (4) There is no claim of offset or other claim presently existing in favor or Tenant against Landlord arising out of or relating to the Lease, except as may be indicated on the attached addendum.

        (5) The Lease is for a term of ___________, having commenced on _______________________, with the present term expiring on
________________________, subject to renewal options as therein provided.

        (6) Rent under the Lease has been paid through ___________________________________________________, subject to adjustment as therein provided.

        (7) Tenant has performed all tenant finish work with regard to the Premises thereby leased and Tenant has accepted possession and is in occupancy of such Premises.

        (8) Tenant has no option or right of first refusal to purchase the leased premises.

        The undersigned understands that this Certificate may be relied upon by a purchaser of the leased premises.

        Dated at____________________,

TENANT

By:_________________________________,

Its:________________________________,

                                    EXHIBIT I

                               HVAC SPECIFICATIONS

Landlord shall provide and operate a first class quality Heating, Ventilation and Air Conditioning system with service available on a year round basis in all occupied areas of the building. Remotely operated automated air dampers on each floor permit Tenant to utilize after hours HVAC service on a floor-by-floor basis.

The system shall have sufficient cooling and heating capacity to maintain an average inside temperature of 72 degrees f +/- 2 degrees fdb during summer outdoor temperatures consistent with 98% ASHRAE standards for Denver, Colorado. And 70fdb at winter outside temperatures also consistent with 98% ASHRAE standards for Denver, Colorado and based on internal heat loads generated by occupancy levels of one person per 140 sq. ft., lighting load of 1.5 watts per square foot and miscellaneous power loads equivalent to a heat output of 4.5 watts per square foot. Outdoor air ventilation shall be consistent with ASHRAE Standard 62-1989.

The system tonnage is based on the calculated building loads, plus additional capacity for Tenant's supplemental cooling requirements as needed. The building includes general exhaust capability for Tenant's use for reproduction, photocopy, computer room fire suppressant exhaust and other types of equipment requiring special exhaust.

                                    EXHIBIT J

                                 CORE AND SHELL

"Core and Shell" shall include the following:

        1.      At least two drinking fountains on each Floor of the Building.

        2. Lavatories: At least one Ladies' and one Men's room on each Floor of the Building, including all ceilings, vanities, fixtures, trim, lighting, and all plumbing and mechanical systems and facilities.

        3. Telephone: Landlord will furnish and install a telephone company frame room in the Building and conduit to telephone closets on each Floor.

        4.      All electrical facilities and equipment.

        5.      Core:

                (a) Full height solid oak fire-rated doors and first quality, heavy duty butts, jambs and closers, including doors for mechanical, electrical, telephone and janitor's rooms, in addition to stairwells.

                (b) Sound attenuation consistent around core to provide a level of NC/37.

                (c) Exit signs at core as required, including emergency power requirements for exiting.

                (d) Locking devices and closers for all exit, stairwell and electrical/telephone doors.

        6.      All HVAC systems and facilities

        7. All structural components of the Building, including shaft space to accommodate Tenant's riser requirements for private telephone.

        8. Lobby: Stainless elevator doors completed with factory-applied finishes, Landlord to advise Tenant of any deviation in standard measurements of frames and Jambs.

        9. Space clear of all pipes and ductwork including lighting, Landlord's' systems for HVAC, electrical and sprinklers, to provide for nominal ceiling height of 9'0".

        10.     All pipe sleeves in beams and walls to be packed tight,

        11. A curtain wall completely installed which shall be energy efficient and watertight under all design conditions.

        12.     All fire and life safety systems and facilities.

        13. All plumbing and natural gas systems and facilities, including access outside the core to domestic hot and cold water, drainage and vent systems (No natural gas service is available above the first floor level of the Building),

        14. Blinds: Clean, operable vertical blinds for all exterior windows and perimeter walls in the applicable Floors of the Leased Premises.

        15.     All mechanical, electrical, escalator, base building systems.

        16. Elevators: Elevators will provide a 28-30 second interval and handle 13 percent of the population in a 5 minute period in accordance with a population density of one (1) person per 150 square feet.

        17. General exhaust requirements for reproduction, photocopy, conference room and other types of equipment requiring special exhaust systems in the Leased Premises.

                                    EXHIBIT K

                             CONSTRUCTION PROCEDURES



                                 [See Attached]

                                 PLAZA TOWER ONE

                              Contractor Procedures

GENERAL INFORMATION

Plaza Tower One is a facility which is very customer focused. We pride in our continued effort to please our clients and keep their best interests in mind. As we all know, construction can be a very intrusive process and it takes great patience and preplanning to anticipate it's effect on the existing tenant base. To that end, procedures have been established to ensure the necessary steps are in place to anticipate the impact of each project on the adjacent tenancy.

Chevron as a corporation is extremely focused on safety. Another important aspect of construction preplanning is anticipating the risks inherent to each job. Plaza Tower has established a work permit form to help CONTRACTORs assess risks, consider safety concerns and communicate to the building engineers which systems they will be affecting. The second page of the work permit is a "job site check list". This check list asks several questions related to potential safety concerns. This form is filled out by the mechanical, plumbing, fire safety and electrical subCONTRACTORs and turned in to the building engineers office prior to the beginning of each construction job.

Along with the work permit, the building also enforces lock out/log out for those trades. Each of these CONTRACTORs will follow the procedure as it is discussed in the attached documentation.

Through out construction, your primary building contact will be Melissa Wilkowski. She is the Construction Project Mfr. for Chevron (Landlord Representative) and is responsible for obtaining the necessary documentation for the project, overseeing the day-to-day construction of the project on behalf of the building and communicating with our tenants on possible impact to them. You can reach her at (303) 930-3904.

BUILDING RULES & REGULATIONS

A document is enclosed which discusses the protocol for CONTRACTORs in the building. This document discusses procedures for after hours work, notices we require for adjacent or affected tenants as well as written authorization from our tenants for access to their suite after hours. Please read it thoroughly.

APPROVED LIST OF BIDDERS

Chevron pays close attention to the mechanical, plumbing and electrical CONTRACTORs who work in the building. By limiting the number of CONTRACTORs who work on the building systems, we have been successful in maintaining the integrity of the building and our tenants have experienced very few problems during construction. A list of preferred CONTRACTORs is enclosed.

BUILDING SUPPLIED MATERIALS FORM

Chevron maintains an inventory of building standard items such as light fixtures, ceiling tile and grid tee materials. These are specialty items which typically have a 6 - 8 week lead time. The building has elected to stock these items so that construction projects are not delayed unnecessarily. Prior to the beginning of each project, the general CONTRACTOR will estimate the number of these items he will need to complete the job. During the construction of the space, the project superintendent will fill out a "Building Supplied Materials" form to request the amount of product he will need for the project. He will submit that estimate to the Landlord Representative. The product is charged to the job when the project is complete.

Many items are listed on the form. Please contact the Construction Project Mgr. prior to submitting final pricing for the project, to ensure an adequate stock of these items is available for your project.

LOCK OUT/TAG OUT PROCEDURES

The Plaza Tower One team put this document together to instruct all mechanical, plumbing and electrical CONTRACTORs on our lock out/tag out procedures. The building engineer supplies the locks, logs, and signs to the CONTRACTOR after the CONTRACTOR has submitted a completed work permit for the job. Adequate notice is required prior to scheduling work. A copy of the work permit is enclosed.

Please read through all of the enclosed documentation. If you have any questions, please call Melissa Wilkowski, Construction Project Manager for Chevron Real Estate Mgt. Company prior to commencing any work. You can reach her at (303) 930-3904.

                     CHEVRON REAL ESTATE MANAGEMENT COMPANY

                      Plaza Tower One Rules and Regulations

1. Before performing any work, CONTRACTOR shall sign in the CONTRACTOR Work Log at the lobby security console. Work completed Monday through Friday must be entered the day prior to the work being completed and for after hours work or weekend work it should be entered at least one week ahead of time after being approved by the Landlord Representative. CONTRACTOR supervision will be maintained at all times.

2. Any CONTRACTOR performing work on any of the following systems shall check in with the Lead Building Engineer at the beginning and end of every work day.

        a.      Fire Alarm

        b.      Fire Sprinkler

        c.      Electrical

        d.      HVAC

        e.      Plumbing

3. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, and elevators shall not be obstructed or used for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Real Estate Management.

4. No freight, furniture or bulky matter of any description will be received into the Building through the front doors or carried into the passenger elevators including ladders and hand trucks. The freight elevator is available daily or can be scheduled through the Landlord Representative for extended periods if requested in advance. Elevator doors are not to be pried or propped open in any manner.

5. Landlord Representative shall have the right to prescribe the weight, position and manner of installation of building materials and/or other heavy equipment which, if considered necessary by Landlord Representative, shall be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of overloading a floor shall be repaired at the expense of CONTRACTOR. The time and manner of moving heavy equipment or material shall be subject to prior approval of Landlord Representative.

6. CONTRACTOR shall use no other method of heating or cooling the premises than that supplied by the building.

7. Building Management shall have the right to prohibit any advertising by CONTRACTOR which, in reasonable opinion, tends to impair the reputation of the Building or the desirability of its offices. Any such requests must be submitted in writing and approved before implementation.

8. Canvassing, soliciting or peddling in the Building is prohibited and CONTRACTOR shall cooperate to prevent same.

9. CONTRACTOR shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous or explosive fluid, material, chemical or substance, or cause or permit any odors to permeate in or emanate from the Premises.

10. No boring or cutting through floors of the Building shall be permitted without prior consent of Landlord Representative (which consent shall not be unreasonably withheld) and as Landlord Representative may reasonably direct. X-rays and core drills will be allowed between the hours of 8:00 p.m. and 6:00 a.m. A one week notice is requested for both of these items. All cores existing or new must be fire safed. CONTRACTOR supervision will be maintained at all times.

11. CONTRACTOR shall give immediate notice to Landlord Representative in case of accidents in the Building or of defect therein or in any fixtures or equipment or of any known emergency in the Building.

12. CONTRACTOR shall cooperate fully with Landlord Representative directives upon the occurrence of a Life Safety emergency situation.

13. Landlord Representative shall have the right to challenge CONTRACTOR when removal of other than CONTRACTOR property from the Building is suspected.

14. No alcohol, illegal drugs or firearms are to be brought into the building by CONTRACTOR or personnel.

15. CONTRACTOR shall become fully familiar with and shall fully comply with the building security procedures.

16. CONTRACTOR shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with any materials or equipment.

17. CONTRACTOR at all times and at minimum on daily basis shall keep the premises free from accumulation of waste materials or rubbish caused by his operations. At the completion of Work he shall remove all his waste material and rubbish from and about the Project as well as all his tools, construction equipment, machinery and surplus materials.

18. If the CONTRACTOR fails to clean up at the completion of the Work, Building Management may do so and the cost thereof, including service fee, shall be charged to the CONTRACTOR.

19. Should the CONTRACTOR wrongfully cause damage to the work or property of the Building, or to other work on the site, the CONTRACTOR shall promptly remedy such damage.

20. CONTRACTOR shall promptly correct all Work rejected by the Landlord Representative as defective or as failing to conform to the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. CONTRACTOR shall bear all costs for correcting such rejected Work, including compensation for the additional Building Management work made necessary thereby.

21. Any questions regarding these Rules and Regulations or items omitted should be directed to the Landlord Representative.

22. CONTRACTOR shall not perform any cutting, burning, or dust generating activities without prior permission of Landlord Representative in order that necessary mechanical and fire alarm systems be bypassed.

23. CONTRACTOR shall provide necessary protection for all existing building finishes including temporary covers such as wood or Masonic, for floor surfaces and wall surfaces when moving heavy loads.

24. CONTRACTOR may use the Plaza Tower One parking structure. CONTRACTOR will be allowed to park on the first and second levels only. The employee will sign the ticket with his name and company name and present it to the parking attendant upon exiting the structure.

25. CONTRACTOR is not to park vehicles in the loading dock or exterior dock apron except for loading and unloading. No parking is allowed in the drive way in the front of the building. This is a fire lane and violators will be ticketed by the local police.

26. CONTRACTOR will not smoke inside the building at any time. Smoking is permitted outside the building in designated areas.

26. CONTRACTOR shall not complete any oil-based painting or odorous work until after normal building hours (between 6:00 p.m. and 6:00 a.m. weekdays and after 1:00 p.m. on Saturday during the weekends).

27.     CONTRACTOR to complete all wood staining and finishing off site.

                     CHEVRON REAL ESTATE MANAGEMENT COMPANY
                            List of Preferred Bidders
                                 Plaza Tower One

Electrical                   Sturgeon Electric
                             Grand Electric

Mechanical                   Jebco Mechanical
                             Accurate Air
                             Natkin

Fire Protection              Western States Fire Protection
                             Mile High Fire Protection
                             Grinnel Fire Protection
                             ABC Fire Protection

Air Balance                  Tab Services Inc.
                             Double T Balancing

Plumbing                     Belcon Mechanical, Inc.
                             Front Range Plumbing
                             Total Plumbing
                             Braconier Plumbing

Painting                     Bob Kuntz Painting
                             Craftsman Painting

Multiwork                    European Finish Inc.
                             Creative Woodworking
                             New World Multiworks
                             Design Studies

Glass/Glazing                Builder's Glass
                             Denver West Glass
                             Gump Glass
                             Horizon Glass

Floor Coverings              CSI
                             CDS
                             Perfection Carpet (Installers only)

                                                                Date:  5/1/94
                                                                CREMCO_________.

                                 PLAZA TOWER ONE
                        Lockout (and or Tagout) Procedure

BASIC RULES FOR USING LOCKOUT OR TAGOUT SYSTEM PROCEDURE

All equipment will be locked out and or tagged out to protect against accidental or inadvertent operation when such operation could cause injury to personnel.

                                   BASIC RULES

This program applies to all employees and contractors working at PTO:

-       Work Permit shall be filled out and signed before any work is to begin.

- Additional Work Permits shall also be filled out and signed before any work is to begin that affect building systems.

- All Work Permits shall be signed by both parties upon completion of work.

- Any person who causes injury to themselves or another because of failure to lockout and or tagout, shall be considered negligent and shall be immediately removed from project

- Each contractor shall be solely responsible for their work and for the safety of their employees. This policy shall be presented to all new employees immediately upon hire, and to all existing employees during periodic safety meetings. Documentation of those safety meetings will be placed on file.

- Under no circumstances shall ignorance of these policies be considered an excuse for failure to adhere to this policy.

- Violators of this standard procedure will be subjected to one official warning for the first violation. The second violation will be grounds for immediate removal from the project

- Do not attempt to operate any switch, valve, or other energy isolating device if it is locked or tagged out.

                                 PLAZA TOWER ONE
                        Lockout (and or Tagout) Procedure

PURPOSE

This procedure establishes the minimum requirements for the lockout and or tagout of energy isolating device(s). It shall be used to ensure that machines, valves, and equipment are isolated from all potentially hazardous energy, and locked out and or tagged out before employees perform any service or maintenance activities where the unexpected energization, start-up or release of stored energy could cause injury. If the employee's company lockout and or tagout procedure exceeds these minimum requirements, that employee must abide by them.

RESPONSIBILITY

The following list of employees are authorized to lockout/tagout electrical and mechanical equipment at PTO

        Name                 Job Title
        ----                 ---------
        Mike Sears           Chief Engineer
        Glynn Parkman        Assist. Chief Engineer
        David McDonald       Electrician

PREPARATION FOR WORK PERMIT AND LOCKOUT/TAGOUT

One person in the list will be contacted by the person requesting Work Permit beginning with Mike Sears, Chief Engineer, by calling 930-3920 or call 930-3099 to have anyone on the list paged at least 24 hours in advance.

One of the employees authorized to lockout/tagout equipment will meet with person requesting Work Permit and assume the responsibility for ensuring that the following steps are complied with:

Person authorizing Work Permit will conduct a survey to locate and identify all isolating device(s) to be certain which switch(s), valve(s) or other energy isolating device(s) apply to the equipment to be locked and or tagged out. More than one energy source (electrical, mechanical, or other) may be involved.

                                 PLAZA TOWER ONE
                        Lockout (and or Tagout) Procedure

SEQUENCE OF LOCKOUT AND OR TAGOUT SYSTEM PROCEDURE

1) Person requesting equipment lockout/tagout will fill out and sign Work Permit located at front lobby desk in designated folder and return it to one of the employees authorized to lockout/tagout equipment at least 24 hours in advance.

2) Employees authorizing Work Permit will notify all affected employees that a lockout and or tagout system is going to be utilized and the reason therefore.

3) Employee authorizing lockout/tagout shall know the type and magnitude of energy that the machine or equipment utilizes and understand the hazards thereof or shall delay the work until he/she does.

4) If the machine or equipment is operating, the employee authorizing lockout/tagout will shut it down by the normal stopping procedure (depress stop button, open toggle switch etc.)

5) Employee authorizing lockout/tagout may then operate the switch(s), valve(s), or other energy isolating device(s) so that the equipment is isolated from its energy sources). Stored energy (such as that in springs, elevated machine members, rotating flywheels, hydraulic systems, and air, gas, steam, or water pressure, electricity, etc.) must be dissipated or restrained by methods such as repositioning, blocking, bleeding down, etc.

6) Employee authorizing lockout/tagout will lockout and or tagout the energy isolating device(s) with individual lock(s) and or tag(s). Person requesting equipment lockout and or tagout will then also install their lock(s) and or tag(s).

7)      The equipment is now locked out and or tagged out.

RESTORING MACHINES OR EQUIPMENT TO NORMAL OPERATIONS

1) After the servicing and/or maintenance is complete and equipment is ready for normal production operations, one of the listed authorized lockout/tagout employees will check the area around the machines or equipment to ensure that no one will be exposed to a hazard that can result from re-energizing a circuit, filling a line, etc.

                                 PLAZA TOWER ONE
                        Lockout (and or Tagout) Procedure

2) After all tools have been, removed from the machine or equipment, guards have been reinstalled and employees are in the clear, authorized lockout/tagout employee will remove all lockout and or tagout device(s), operate the energy, isolating device(s) to restore energy to the machine or equipment.

PROCEDURE INVOLVING MORE THAN ONE PERSON

In the preceding steps, if more than one individual requests to lockout and or tagout the same equipment, employee authorizing lockout/tagout will provide multiple lockout/tagout device(s). Employee authorizing lockout/tagout will place his own personal lock and or tag on the multiple lockout/tagout device(s). Persons requesting lockout/tagout will then place their lock and or tag on the same multiple lockout/tagout device(s). Once all other locks are removed, authorized lockout/tagout employee will check the area. If all tools have been removed from the machine or equipment, guards have been reinstalled and employees are in the clear, authorized lockout/tagout employee will remove all lockout/tagout device(s), operate the energy isolating device(s) to restore energy to the machine or equipment.

                                PLAZA TOWER ONE
                Electrical Room Lockout (and or Tagout) Procedure

This program applies to all employees and contractors working on electrical equipment at PTO:

- Only authorized personnel shall have access to electrical equipment or electrical equipment rooms, vaults, cabinets, and disconnects.

- Any unauthorized individual caught in an electrical equipment room will be subject to immediate removal from project.

- Authorized personnel shall be those individuals directly in charge of or responsible for the work contained within an electrical equipment room, or the work of or associated with any piece of electrical equipment.

- All electrical equipment and electrical equipment room doors shall remain closed locked at all times.

- Every individual working on projects shall be part of the safety team by being aware and closing any electrical equipment room doors which happen to be left open.

- Only individuals skilled and trained in the electrical trades shall be allowed access to electrical equipment or electrical equipment rooms, except for those individuals which may be performing work on the supplementary aspects of the equipment room. This work is to be coordinated through the electrical supervisor in charge of the area. Where work in an area with exposed live parts is required, then an electrician shall be present at all times during this work.

- Electrical room or rooms containing electrical equipment which is energized and may be or is having work performed on it shall have a conspicuous sign on the door stating, in affect "Danger - Energized Electrical Equipment", electrical voltage, and name of electrical contractor.

- Each electrical panelboard, switchboard, and switchgear shall have a affixed to the exterior front an appropriate ledger with columns to allow documentation of the following information:

                                 PLAZA TOWER ONE
                Electrical Room Lockout (and or Tagout) Procedure

        a) Electrical supervisor and company name in charge of the authorized electrical person listed.

        b) Authorized electrical person and company name in charge of energizing or de-energizing the listed devices or equipment.

        c) Date said equipment or device(s) was (were) energized or de-energized with authorized electrical person's signature. There shall be two separate columns, one for energization and one for de-energization.

        d) The ledger shall identify the name of the equipment to which it applies, and its appropriate voltage characteristics.

- Any work requiring de-energizing of electrical panelboards, transformers, switchboards, or switchgear shall have Work Permit.

- Once an electrical device or equipment is logged as de-energized, it may NOT, under any circumstances, be re-energized without the express consent of the individual (or individual's supervisor) who de-energized the device or equipment. This consent shall be attested to, in writing, on the energization/de-energization ledger.

- Upon initial energization, each panelboard, switchgear, switchboard, and motor control center shall have printed documentation, conspicuously located, stating the word 'HOT' in letters at least 2 inches in height.

- Each and every piece of equipment which is or eventually be connected to a source of electrical energy shall be considered HOT, unless the contrary is obvious through visual inspection or through a check by means of an electrical testing device.

Procedures

Control Items:

-       The systems noted below are to be used in conjunction when applicable.

                                 PLAZA TOWER ONE

                Electrical Room Lockout (and or Tagout) Procedure

        a) Lock or Tree hangers for more than one lock. These types of locks will be placed on all locking attachments.

        b) Tags shall be placed on the original source of energy, i.e., panels, motor control center, disconnect control cabinets, vaults and etc.

- Documentation of procedures below will be placed on file and reviewed during safety meetings.

        c) Breaker tags will be used when locking device or tagging device cannot be applied. (See attached)

        d) Panel/Controlling Cabinets Log Sheet will be attached and completed prior to performing work on panels. (See attached)

Group Lockout and Tagout Procedures

-       The placement of multiple lockout/tagout device(s) must be applied.

-       The placement of personal, lockout/tagout device(s) must be applied.

- A personal device to ensure the employee that he or she is in complete control of their protection scheme.

- An employee's lockout/tagout device informs all other employees that work is still being performed.

- As long as the device or devices are attached, the authorized person in charge knows that the work is not complete.

- Until each device(s) in the group operation has been removed, each employee involved with the servicing is protected.

                                 PLAZA TOWER ONE
                Electrical Room Lockout (and or Tagout) Procedure

- The authorized person in charge must not remove the multiple lockout/tagout device(s) until each employee in the group operation removes their personal device(s).

Items Included In Lockout and/or Tagout Systems

- Tags (Tags will be placed to identify plainly the equipment or circuits being worked upon).

- Breaker tags will be applied when locking device can not be applied, i.e., lock and tag.

- Panel log sheets must be filled out prior to working on panel or circuit/circuits. Only authorized persons can log dates in and out.

- Documentation of procedures and previous safety meetings will be placed on file, and reviewed during safety meetings where all employees are present.

                                 Plaza Tower One
                                   Work Permit

                                                                        No. 94-   000060
---------------------------------------------------------------------------------------------------
Person Requesting Permit            Company Name / Position             Telephone / Pager Number(s)
---------------------------------------------------------------------------------------------------
General Contractor (if any)         Contact Person                      Telephone / Pager Number(s)
---------------------------------------------------------------------------------------------------
Location of Work                    Date of Work                        Time of Work
                                    From:              To:              From:             To:
---------------------------------------------------------------------------------------------------
   Type of Work                     System / Trades Affected
---------------------------------------------------------------------------------------------------
     [ ]   Maintenance              [ ]   Building Engineers            [ ]   Plumbing
     [ ]   New Construction         [ ]   Electrical                    [ ]   Fire Protection
     [ ]   Remodel                  [ ]   Security                      [ ]   Elevators
                                    [ ]   Mechanical                    [ ]   Others __________
---------------------------------------------------------------------------------------------------
Description:






---------------------------------------------------------------------------------------------------
Person Requesting Permit Signature                        Date
---------------------------------------------------------------------------------------------------
Completion/Back in Service                                Date
---------------------------------------------------------------------------------------------------
PTO Use Only

Isolating Device(s)
    [ ]  Electrical   [ ]  Air Pressure    [ ]  Hot Water       [ ] Stored Energy
    [ ]  Hydraulic    [ ]  Water Pressure  [ ]  Natural Gas         (Springs, Flywheel, Etc.)
                                                                [ ]Others______________________
---------------------------------------------------------------------------------------------------
Remarks;


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Employees Authorized to Lockout/Tagout Signature                 Date
---------------------------------------------------------------------------------------------------
Completion/Back in Service                                       Date
---------------------------------------------------------------------------------------------------

cc: Construction Manager
    Active File

                                 Plaza Tower One
                               Job Site Check List

                                                                 Work Permit No. 94-____________________________

----------------------------------------------------------------------------------------------------------------
I.     HOUSEKEEPING                                              Person Requesting        Person Authorized to
                                                                 Work Permit              Lockout/Tagout
----------------------------------------------------------------------------------------------------------------
a.     General Neatness of Working Areas?
----------------------------------------------------------------------------------------------------------------
b.     Passage Ways and Walkways Clear?
----------------------------------------------------------------------------------------------------------------
c.     Waste Containers Provided?
----------------------------------------------------------------------------------------------------------------
d.     Proper Lighting?
----------------------------------------------------------------------------------------------------------------
II.    SECURE WORK SITE
----------------------------------------------------------------------------------------------------------------
a.     Barricades/Personnel for Traffic Control?
----------------------------------------------------------------------------------------------------------------
b.     All Exits Secured as Needed
----------------------------------------------------------------------------------------------------------------
III.   SAFETY
----------------------------------------------------------------------------------------------------------------
a.     Personal Protection Devices?
----------------------------------------------------------------------------------------------------------------
b.     Can it be Done Safely?
----------------------------------------------------------------------------------------------------------------
c.     Does Something Have to be Done Before it's Safe?
----------------------------------------------------------------------------------------------------------------
d.     Lighting During Job Hours? Job Conditions?
----------------------------------------------------------------------------------------------------------------
e.     Public Safety? Fellow Worker's Safety?
----------------------------------------------------------------------------------------------------------------
IV.   TOOLS
----------------------------------------------------------------------------------------------------------------
a.     Proper Tools for Job?
----------------------------------------------------------------------------------------------------------------
b.     Tools in Proper Working Condition?
----------------------------------------------------------------------------------------------------------------
c.     All Tools Properly Guarded?
----------------------------------------------------------------------------------------------------------------
d.     Electric Tools Guarded? GFI?
----------------------------------------------------------------------------------------------------------------
V.     SCAFFOLDING/LADDERS
----------------------------------------------------------------------------------------------------------------
a.     Scaffolding has Adequate Planking, Handrails, Toe Boards, and Access?
----------------------------------------------------------------------------------------------------------------
b.     Proper Installation? Proper Use?
----------------------------------------------------------------------------------------------------------------
c.     In Good Condition? Proper Maintenance?
----------------------------------------------------------------------------------------------------------------
VI.    LOCKOUT/TAGOUT
----------------------------------------------------------------------------------------------------------------
a.     Knowledge of All Energy Sources?
----------------------------------------------------------------------------------------------------------------
b.     Knowledge of All Stored Energy Sources?
----------------------------------------------------------------------------------------------------------------
c.     Knowledge of PTO Lockout/Tagout Procedure?
----------------------------------------------------------------------------------------------------------------
d.     Knowledge of Your Company's Lockout/Tagout Procedure?
----------------------------------------------------------------------------------------------------------------
e.     Other Equipment Affected? Does it Need Lockout/Tagout?
----------------------------------------------------------------------------------------------------------------
VII.   OTHER RISKS
----------------------------------------------------------------------------------------------------------------
a.     Hazardous Material?
----------------------------------------------------------------------------------------------------------------
b.     Public Safety?
----------------------------------------------------------------------------------------------------------------
c.     Will it Affect Tenants? Public?
----------------------------------------------------------------------------------------------------------------
d.     Will it Affect Other Traders?
----------------------------------------------------------------------------------------------------------------
e.     Surrounding Conditions?
----------------------------------------------------------------------------------------------------------------
f.     Other Equipment Affected?
----------------------------------------------------------------------------------------------------------------
g.     Time of Day?
----------------------------------------------------------------------------------------------------------------
h.     Weather Conditions?
----------------------------------------------------------------------------------------------------------------
i.     Employees Properly Trained?
----------------------------------------------------------------------------------------------------------------

Person Requesting Permit Signature________________________________________________________Date__________________

Person Authorized to Lockout/Tagout Signature_____________________________________________Date__________________

NER SUPPLIED MATERIALS I. (HISTORY)                     Project:________________
Material Requested:_________ Returned:_________


                                                                                        Unit         Total
         Description                                                 Quantity           Cost         Value
----------------------------------------------------------------------------------------------------------------
Doors & Hardware
----------------------------------------------------------------------------------------------------------------
         3' X 9' Plain Sliced Red Oak Door                                            $ 168.00
----------------------------------------------------------------------------------------------------------------
         Pair Building Standard Butts                                                 $  20.00
----------------------------------------------------------------------------------------------------------------
         Schlage L9010 06A Passage Set                                                $ 123.00
----------------------------------------------------------------------------------------------------------------
         Schlage L9453 06A Locket                                                     $ 170.00
----------------------------------------------------------------------------------------------------------------
         Best Cylinder (1E 7 4C265)                                                   $  16.00
----------------------------------------------------------------------------------------------------------------
         Door Closure with Cover                                                      $  89.00
----------------------------------------------------------------------------------------------------------------
         Manual Flush Bolt (set)                                                      $  24.00
----------------------------------------------------------------------------------------------------------------
         Automatic Flush Bolt (set)                                                   $  90.00
----------------------------------------------------------------------------------------------------------------
         Coordinator                                                                  $  55.00
----------------------------------------------------------------------------------------------------------------
         Astragel                                                                     $  25.00
----------------------------------------------------------------------------------------------------------------
         Magnetic Door Holder                                                         $  83.00
----------------------------------------------------------------------------------------------------------------
         Door Stop                                                                    $   4.00
----------------------------------------------------------------------------------------------------------------
         Smoke Seal                                                                   $  15.00
----------------------------------------------------------------------------------------------------------------
 ....awall System
----------------------------------------------------------------------------------------------------------------
         Basic Wall Material                                                          $  39.00
----------------------------------------------------------------------------------------------------------------
         Wall Start                                                                   $  31.00
----------------------------------------------------------------------------------------------------------------
         Outside Corner                                                               $  48.00
----------------------------------------------------------------------------------------------------------------
         Door Frame                                                                   $ 191.00
----------------------------------------------------------------------------------------------------------------
         Carpet Tile                                                                  $   8.23
----------------------------------------------------------------------------------------------------------------
Tiling Material
----------------------------------------------------------------------------------------------------------------
         2 X 5 Tile (100 s.f. per bundle)                                             $   0.53
----------------------------------------------------------------------------------------------------------------
         2 X 3 Tile (60 s.f. per bundle)                                              $   0.68
----------------------------------------------------------------------------------------------------------------
         Main Runner (12' - 240 L.F./Carton)                                          $   0.40
----------------------------------------------------------------------------------------------------------------
         Tees: (2' - 140LF/Carton)                                                    $   0.32
----------------------------------------------------------------------------------------------------------------
         Tees: (3' - 120LF/Carton)                                                    $   0.32
----------------------------------------------------------------------------------------------------------------
         Tees: (18' - 105LF/Carton)                                                   $   0.32
----------------------------------------------------------------------------------------------------------------
         Tees: (5' - 200LF/Carton)                                                    $   0.52
----------------------------------------------------------------------------------------------------------------
         Tees: (4' - 160LF/Carton)                                                    $   0.52
----------------------------------------------------------------------------------------------------------------
 ....AC
----------------------------------------------------------------------------------------------------------------
         7" Spin-in                                                                   $   4.44
----------------------------------------------------------------------------------------------------------------
         7" Flow (26' Box)                                                            $  43.75
----------------------------------------------------------------------------------------------------------------
         2 x 4 Supply Trouffer                                                        $ 145.00
----------------------------------------------------------------------------------------------------------------
         2 x 2 Supply Trouffer                                                        $  73.00
----------------------------------------------------------------------------------------------------------------
Electrical
----------------------------------------------------------------------------------------------------------------
         2 x 4 Light Fixture w/ Whip & Parabolic                                      $ 117.00
----------------------------------------------------------------------------------------------------------------
         2 x 2 Light Fixture w/ Whip & Parabolic                                      $  83.00
----------------------------------------------------------------------------------------------------------------
         Parabolic Lenses                                                             $  29.00
----------------------------------------------------------------------------------------------------------------
         Track Lights                                                                 $  87.00
----------------------------------------------------------------------------------------------------------------
         Section of Track for Lights                                                  $  50.00
----------------------------------------------------------------------------------------------------------------
         PT-120 D1PCO916 Duplex Drop                                                  $  10.00
----------------------------------------------------------------------------------------------------------------
         SA-277 EXP06 Switch Drop                                                     $  11.00
----------------------------------------------------------------------------------------------------------------
         MSC-277 Hardwire                                                             $  10.00
----------------------------------------------------------------------------------------------------------------
         MSC-277/E12H11 Fixture Whip                                                  $  20.00
----------------------------------------------------------------------------------------------------------------
         CE-277/EH09 Extender                                                         $  16.00
----------------------------------------------------------------------------------------------------------------
         CE-277 Hardwire                                                              $  10.00
----------------------------------------------------------------------------------------------------------------
         Exit Light                                                                   $  90.00
----------------------------------------------------------------------------------------------------------------
Other/Miscellaneous
----------------------------------------------------------------------------------------------------------------
         Corridor Polomix                                                             $  66.00
----------------------------------------------------------------------------------------------------------------
         TOTAL                                                                        $   0.00
----------------------------------------------------------------------------------------------------------------
Approved by Project Manager___________________________________________________________Date______________________
Signed for by Building Engineer_______________________________________________________Date______________________
Check out by G.C. Representative______________________________________________________Date______________________

----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT L

              CHEVRON SELF-ADMINISTERED CLAIMS ADJUSTMENT PROGRAM

                                 [See Attached]

                        [CHEVRON CORPORATION LETTERHEAD]

April 12, 1995


Contract(s) between Echo Bay Management
Corp., and Huntington Beach Company, a
California corporation, (Landlord) by its
managing agent, Chevron Real Estate
Management Company, a division of
Chevron U.S.A. Inc.
-----------------------------------------

Echo Bay Management
c/o John G. McGrath
Davis Graham and Stubbs
Suite 4700
370 Seventeenth Street
Denver, CO 80202

Gentlemen:

Chevron Corporation and its subsidiaries are covered for property and liability exposures through major worldwide insurance programs with large deductibles. Losses that fall within these deductible levels, including those for, which a Chevron company is contractually liable, are paid through the financial resources of the Company and are administered by Chevron Corporation under its Self-Administered Claims Program, hereinafter referred to as the Program.

This is to advise you Chat the property/liability insurance requirements of the subject contract(s) fall within the deductible levels of Chevron's insurance programs. Therefore, losses for which Chevron is responsible under the contract will be handled under the above-described Program. The scope of this program is equal to the insurance requirement, of the subject contract.

We further advise you Chat Workers' Compensation insurance requirements for Chevron companies are satisfied through insured/self-insured programs depending upon the location of the employee's workplace. U.S. Longshore and Harbor Workers' Act coverage is self-insured.

Unless cancelled earlier, this letter will remain in effect until the expiration or earlier termination of the subject contract (or any renewal thereof), if this program is cancelled or materially changed, we will provide you with 30 days' written notice.



Yours truly,


/s/ [Signature Illegible]

                   FIRST AMENDMENT TO PLAZA TOWER OFFICE LEASE

        THIS FIRST AMENDMENT TO PLAZA TOWER ONE OFFICE LEASE is entered into and becomes effective this 24th day of May, 1995, by and between HUNTINGTON BEACH COMPANY, a California corporation, ("Landlord"), by its managing agent, Chevron Real Estate Management Company a division of Chevron U.S.A. Inc., and ECHO BAY MANAGEMENT CORP., a Delaware Corporation ("Tenant").

        WHEREAS, Landlord and Tenant entered into an Office Lease agreement dated April 21, 1995 (the "Lease") pursuant to which Landlord agreed to lease and Tenant agreed to hire certain office space located in the Plaza Tower One office building located in Arapahoe County, Colorado (the "Leased Premises"); and WHEREAS Landlord and Tenant wish to amend the Lease as set forth below.

        NOW THEREFORE, in consideration of the foregoing premises, the terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      LEASED PREMISES:

        a. Paragraph B of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

                A. "Leased Premises" shall mean the interior space shown outlined in red on the floor plan of the Tower portion of the Building shown on Exhibit B, attached hereto, containing approximately 58,793 rentable square feet, amounting to approximately 54,684 BOMA usable square feet (computed by measuring to the finished surface of the office side of the corridor and other permanent walls, to the center of partitions that separate the Leased Premises from adjoining usable areas, and to the inside surface of the exterior Building glass, with no deductions made for columns and projections necessary to the Building), plus the appurtenant right to use, in common with others, and the entries, sidewalks, curb areas, driveways, cafeterias, health club facilities (subject to the execution by Tenant of the form release and indemnity agreement used from time to time by Landlord regarding the use of such health club facilities by Tenant's employees), risers, conduit, and other public portions of the Improved Area (the "Common Areas").

        b. Exhibit B of the Lease is hereby deleted and Exhibit B of this Amendment is substituted therefor.

        c. Paragraph M of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

                M. "Tenant's Total Square Footage" shall mean 58,793 square feet which amount is equal to the sum of the square footage in the Leased Premises, an allocated portion of Common Area square footage on the floors on which the Leased Premises are located, and an allocated portion of the square footage of trio remaining Common Areas in the Tower.

        d. Paragraph O of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

                O. "Tenant's Pro Rata Share" shall mean 13.0671% calculated by dividing Tenant's Total Square Footage by the Total Square Footage of the Tower.

2. Base Rent: Paragraph L of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

B.      "Base Rent" shall mean the following for the period indicated:

                 Period                            $/Sq.Ft./year: $/month
                 ------                            ----------------------
                 Years one through five:           per rentable sq.ft. per year
                                                          per month
                                                          00 per year

                 Years six through ten:            per rentable sq.ft. per year
                                                          per month
                                                          per year

3. Parking: Section 18 is hereby deleted and the following is substituted therefor:

        Landlord shall provide to Tenant non-exclusive parking within the Parking Garage contiguous to the Building at a ratio of one space for each 330 rentable square feet contained from time to time within the Leased Premises (including any additional space taken by Tenant pursuant to Paragraph 45 or Paragraph 46 hereof) (the "Regular Spaces"), and an additional 81 short term parking spaces in Close proximity to the elevators, which shall be available for use by Tenant's visitors at no cost for up to two hours. The Regular Spaces (which, as of the Commencement Date, shall be 178 spaces) will be provided by Landlord for use by the Tenant at a charge of ________ per space per month during the first sixty (60) months of the Lease Term and ________ per space per month during months 61 through 120. Subject to Landlord's rules and regulations adopted from time to time pursuant to Paragraph 17 Tenant's employees, invitees and licensees shall be entitled to reasonable use of such parking spaces.

4. The last sentence of the last paragraph of Section 6.1 of Exhibit C, Work Agreement is hereby deleted in its entirety and all Relinquishments (as described in Section 6.1 of Exhibit C, Work Agreement) have been obtained and completed in a form that is mutually satisfactory to both Landlord and Tenant under the Lease. Neither Landlord nor Tenant shall have a right to terminate the Lease pursuant to Section 6.1 of Exhibit C to the Lease, Work Agreement.

5.      The following is added to Section 3.1 of Exhibit C, Work Agreement:

        Notwithstanding anything herein to the contrary, that portion of the Leased Premises shown on Exhibit B as "The US West Space" shall not be delivered to Tenant until vacated by the occupying tenant. Furthermore, the Leased Premises, as that term is defined in this Amendment, shall not include the US West Space until such delivery to Tenant occurs and that portion of Rent attributable to the US West Space shall be abated accordingly until such delivery.

6. No Further Modifications. Except as otherwise set forth in this Amendment, the terms and conditions of the Lease and the Work Agreement remain unchanged and in full force and effect.

        Landlord and Tenant have executed this Amendment as of the data first written above.


LANDLORD:                       HUNTINGTON BEACH COMPANY, a California
                                Corporation, by its agent Chevron Real Estate
                                Management Company, a division of Chevron U.S.A.
                                Inc., a Delaware Corporation

                                By: /s/ [Signature Illegible]
                                   ---------------------------------------------

                                Its: Vice Presdent
                                    --------------------------------------------


TENANT:                         ECHO BAY MANAGEMENT CORP.,
                                a Delaware Corporation


                                By: /s/ [Signature Illegible]
                                   ---------------------------------------------

                                Its: Controller
                                    --------------------------------------------

                                By: /s/ [Signature Illegible]
                                   ---------------------------------------------

                                Its: Senior Vice President, Finance
                                    --------------------------------------------

                                LEASED PREMISES

                              (TENTH (10TH) FLOOR)



                  [LEASED PREMISES TENTH (10TH) FLOOR DIAGRAM]

                                LEASED PREMISES

                               (NINTH (9TH) FLOOR)



                   [LEASED PREMISES NINTH (9TH) FLOOR DIAGRAM]

                                   EXHIBIT B

                                LEASED PREMISES

                               (FIFTH (5TH) FLOOR)



                   [LEASED PREMISES FIFTH (5TH) FLOOR DIAGRAM]

                                    EXHIBIT A

                  SECOND AMENDMENT TO PLAZA TOWER OFFICE LEASE

        THIS SECOND AMENDMENT TO PLAZA TOWER ONE OFFICE LEASE is entered into and becomes effective on the later of the Delivery Date, as such term is defined below, and the 15th day of December, 1995, by and between HUNTINGTON BEACH COMPANY, a California corporation, ("Landlord"), by its managing agent, Chevron Real Estate Management Company a division of Chevron U.S.A. Inc., and ECHO BAY MANAGEMENT CORP., a Delaware Corporation ("Tenant").

        WHEREAS, Landlord and Tenant entered into an Office Lease agreement dated April 21, 1995 (the "Lease") and then amended said lease for purposes of an expansion on May 24, 1995 pursuant to which Landlord agreed to lease and Tenant agreed to hire certain office space located in the Plaza Tower One office building located in Arapahoe County, Colorado (the "Leased Premises"); and WHEREAS Landlord and Tenant wish to amend the Lease as set forth below.

        NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Leased Premises:

        a. Paragraph B of Section 1. (Definitions) is hereby defaced and the following is substituted therefor:

                A. "Leased Premises" shall mean the interior Space shown outlined in red on the floor plan of the Tower portion of the Building shown on Exhibit B attached hereto, containing approximately 64,473 rentable square feet, amounting to approximately 60,696 BOMA usable square feet (computed by measuring to the finished surface of the office side of the corridor and other permanent walls, to the center of partitions that separate the Leased Premises from adjoining usable areas, and to the inside surface of the exterior Building glass, with no deductions made for columns and projections necessary to the Building), plus the appurtenant right to use, in common with others, the entries, sidewalks, curb areas, driveways, cafeterias, health club facilities (subject to the execution by Tenant of the form release and indemnity agreement used from time to time by Landlord regarding the use of such health club facilities by Tenant's employees), risers, conduit, and other public potions of the Improved Area (the "Common Areas").

        b. Exhibit B of the Lease is hereby deleted and Exhibit B of this Amendment is substituted therefor.

        c. Paragraph M of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

                M. "Tenant's Total Square Footage" shall mean 64,473 square feet, which amount is equal to the sum of the square footage in the Leased Premises, an allocated portion of Common Area square footage on the floors on which the Leased Premises are located, and an allocated portion of the square footage of the remaining Common Areas in the Tower.

        d. Paragraph O of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

                O. "Tenant's Pro Rata Share" shell mean 14.3296% calculated by dividing Tenant's Total Square Footage by the Total Square Footage of the Tower.

2. Base Rent: Paragraph L of Section 1. (Definitions) is hereby deleted and the following is substituted therefor:

B.      "Base Rent" shell mean the following for the periods indicated:

        Period                              $/Sq. Ft./year: $/month
        ------                              -----------------------
        Years one through five:             per rentable sq. ft. per year
                                                                 per month
                                                                 per year

        Years six through ten:              per rentable sq. ft. per year
                                                                 per month
                                                                 per year

3. Parking: Section 18 is hereby deleted and the following is substituted therefor:

        Landlord shall provide to Tenant non-exclusive parking within the Parking Garage contiguous to the Building at a ratio of one space for each 330 rentable square feet contained from time to time within the Leased Premises (including any additional space taken by Tenant pursuant to Paragraph 45 or Paragraph 46 hereof) (the "Regular Spaces"), and an additional 81 short-term parking spaces in close proximity to the elevators, which shall be available for use by Tenant's visitors at no cost for up to two hours. The Regular Spaces (which, as of the Commencement Date, shall be 195 spaces) will be provided by Landlord for use by the Tenant at a charge of

________ per space per month during the first sixty (60) months of the Lease Term and ________ per space per month during months 61 through 120. Subject to Landlord's rules and regulations adopted from time to time pursuant to Paragraph 17 Tenant's employees, invitees and licensees shall be entitled to reasonable use of such parking spaces.

4. Section 6.1 of the Work Agreement, Exhibit C, is hereby deleted and the following is substituted therefor:

        6.1 Relocation and Relinquishments. In order for the Leased Premises to be ready for Tenant's use and occupancy at the times contemplated herein, it will be necessary to take the following actions:

                (A) Chrysler Financial Corporation will be relocated from the space which it currently occupies on the 9th Floor of the Tower to other space containing 5,904 rentable square feet on the 16th Floor of the Tower (the "Chrysler Relocation").

                (B) Budget Rent-A-Car will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower (the 'Budget Relinquishment').

                (C) Sybase will relinquish all expansion and any other rights and options which it currently has on the 5th Floor of the Tower, except for a right of first refusal on the space on the 5th Floor of the Tower
                        (containing approximately 5,680 rentable square feet) which will continue to be leased to Thompson Pipe & Steel after the Thompson Contraction described in Paragraph 6.1(D) below (the "Sybase Relinquishment").

                (D) Thompson Pipe & Steel will contract the space it leases on the 5th Floor of the Tower to a total of approximately 5,680 rentable square feet, and will relinquish all other rights and options which it currently has on the 5th Floor of the Tower (the "Thompson Contraction").

                (E) Missing Link will cancel all rights and options to lease space on the 5th Floor of the Tower (the "Missing Link Cancellation").

                (F) The Thompson Pipe & Steel Lease of approximately 5,680 rentable square feet on the 5th Floor of the Tower will be terminated not later than December 15, 1995.

5. Section 6.3 of the Work Agreement, Exhibit C, is hereby deleted and the following is substituted therefor:

        Payments by Tenant. Tenant shall reimburse Landlord for the following costs incurred in connection with the Chrysler Relocation, the Budget Relinquishment, the Sybase Relinquishment, the Thompson Contraction, the Thompson Termination and the Missing Link Cancellation:

                (1) In connection with the Chrysler Relocation, Tenant shall reimburse Landlord for all Relocation Costs paid by Landlord in connection the Chrysler Relocation; provided that in no event shall Tenant be obligated hereby to pay any amount greater than $159,400 for such Relocation Costs. As used herein, the "Relocation Costs" shall mean all of the actual out-of-pocket costs incurred by Landlord in connection with the Chrysler Relocation, including, without limitation, all such costs incurred by Landlord for: the preliminary space planning; final space planning; construction documents; mechanical engineering design and documentation; electrical design and documentation; demolition; construction management costs including fees; special consultants costs (structural, acoustical, vibration, etc.), direct costs of construction; all required permits and fees; the cost to move personal effects and furniture; the reprinting of stationary and related materials; the rewiring and relocation of telecommunications equipment; and any other reasonable expenses incurred by Landlord in connection with such relocation.

                (2) In connection with the Budget Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $50,000.

                (3) In connection with the Sybase Relinquishment, Tenant shall reimburse Landlord for all relinquishment fees and other costs paid by Landlord for such relinquishment up to a total of $9,750.

                (4) Tenant shall have no obligation to pay or reimburse Landlord for any costs incurred in connection with the Thompson Contraction or the Missing Link Cancellation.

                (5) Tenant shall pay to Landlord the unamortized amount of Landlord's cost in connection with the Thompson Pipe and Steel lease, First Amendment and Second Amendment covering Suite 580 in the Tower which Tenant is adding to the Leased Premises by way of this Amendment. Such costs shall consist of, but not be limited to, all tenant improvement construction, costs for architectural and engineering fees and leasing commissions of $214,911.68 for a total payment of such unamortized portion calculated as of December 15, 1995 of $ 154,348.68.

All costs payable by Tenant hereunder shall be paid by Tenant to Landlord within ten (10) business days after Tenant's receipt of evidence of the payment of such costs by Landlord. In connection with the Thompson Termination, payment Shall be due on December 15, 1995.

6.      The following is added to Section 3.1 of Exhibit C, Work Agreement:

        Notwithstanding anything herein to the contrary, that portion of the Leased Premises outlined in blue and shown on Exhibit B as "The Thompson Space" (Approximately 5,680 Square Feet) shall not be delivered to Tenant until vacated by the occupying tenant. Furthermore, the Leased Premises, as that term is defined in this Amendment, shall not include The Thompson Space until such delivery to Tenant occurs ("The Delivery Date") and that portion of Rent attributable to the Thompson Space shall be abated accordingly until the Delivery Data.

7. No Further Modifications. Except as otherwise set forth in this Amendment, the term and conditions of the Lease and the Work Agreement remain unchanged and in full force and effect.

          Landlord and Tenant have executed this Amendment as of the date first written above.


LANDLORD:                    HUNTINGTON BEACH COMPANY, a, California
                             Corporation, by its agent, Chevron Real Estate
                             Management Company, a division of Chevron U.S.A.
                             Inc., a Delaware Corporation

                             By:
                                ---------------------------------------------

                             Its:
                                 --------------------------------------------


TENANT:                      ECHO BAY MANAGEMENT CORP.
                             a Delaware Corporation


                             By:
                                ---------------------------------------------

                                Its:
                                    --------------------------------------------

                                By:
                                   ---------------------------------------------

                                Its:
                                    --------------------------------------------

                                   EXHIBIT B

                                LEASED PREMISES

                              (NINTH (9TH) FLOOR)


                         [NINTH (9TH) FLOOR FLOOR PLAN]

                                    EXHIBIT B
                                       TO
                                    SUBLEASE



                                  [Floor Plan]



                                SEE THE ATTACHED

                           [ECHO BAY MINES FLOOR PLAN]

                                    EXHIBIT C
                                       TO
                                    SUBLEASE

                              [List of Furnishings]

1.      Eight office workstations.

2.      Round conference table with eight chairs.

3.      One secretarial work station.

                                                                       EXHIBIT A


                               CONSENT TO SUBLEASE

        THIS CONSENT TO SUBLEASE is entered into as of the 15 day of June, 1998, by and among PROPERTY COLORADO OBJLW ONE CORPORATION, an Oregon corporation ("Landlord"), ECHO BAY MANAGEMENT CORP., a Delaware corporation ("Sublessor"), and MPOWER SOLUTIONS, INC., a Delaware corporation ("Sublessee").

                                   WITNESSETH:

        WHEREAS, Landlord's predecessor-in-interest, Huntington Beach Company, entered rate a written lease agreement with Sublessor, dated April 21, 1995, as amended by that certain First Amendment to Plaza Tower Office Lease dated May 24, 1995, and that certain Second Amendment to Plaza Tower Office Lease dated December 15, 1995 (collectively, the "Master Lease"), whereby Landlord leased to Sublessor certain premises in the building known as Plaza Tower One (the "Building"), consisting of approximately 64,473 rentable square feet (the "Premises"); and

        WHEREAS, Landlord is the owner of the Building and has succeeded to all of the rights of Huntington Beach Company under the Master Lease; and

        WHEREAS, Sublessor desires to sublet a portion of the Premises containing approximately 3,667 rentable square feet located on the fifth (5th) floor of the Building (the "Subleased Premises") to Sublessee and Sublessee desires to lease the Subleased Premises from Sublessor; and,

        WHEREAS, the terms of the Master Lease require the consent of Landlord to any such subletting and Landlord has agreed to grant such consent pursuant to the terms of this agreement.

        NOW, THEREFORE, Landlord hereby consents to the sublease of the Subleased Premises between Sublessor and Sublessee dated as of May 11, 1998 (the "Sublease"), a copy of which Sublease is attached hereto and made a part hereof as Exhibit "A", subject to the following terms and conditions:

        1. The Sublease shall be subject and subordinate at all times to all of the covenants, agreements, terms, provisions and conditions of the Master Lease and of this Consent. Neither Sublessor nor Sublessee shall do or permit anything to be done in connection with the Sublease or Sublessee's occupancy of the Subleased Premises as defined in the Sublease which will violate the Master Lease or this Consent. Notwithstanding anything in the Sublease to the contrary, the Sublease shall terminate not later than August 31, 2005, upon expiration of the Master Lease.

        2. Sublessee will not, without prior written consent of Landlord in each instance, assign the Sublease or sublet the Subleased Premises or any part thereof.



1 -     CONSENT TO SUBLEASE

        3. Sublessee agrees that no alterations, additions or physical changes will be made in the Subleased Premises or any part thereof without Landlord's prior written consent in each instance.

        4. This Consent by Landlord shall not be deemed in any way or manner a release of Sublessor from any and all obligations to be performed by Sublessor as the Tenant under the Master Lease. The parties hereto agree that Landlord may, after a default by Sublessor under the Master Lease, collect all rents due and owing from Sublessee, and such collection thereof shall not be deemed a waiver of any rights and remedies of Landlord against Sublessor as the Tenant under the Master Lease.

        5. Notwithstanding anything to the contrary contained in the Sublease, nothing therein, or contained in this Consent, shall enlarge or increase Landlord's obligations or liability under the Master Lease or otherwise, and in the event of a default in the Master Lease which results in a termination thereof, the Sublease and Sublessee's rights in the Subleased Premises shall also be terminated.

        6. Upon the effective date of the Sublease, Sublessee agrees to comply with all applicable terms and conditions of the Master Lease. This Consent by Landlord shall not act to bind Landlord to perform any of the obligations of Sublessor as may be provided in the Sublease.

        7. Landlord hereby certifies that, to the best of its actual knowledge, as of the date of this Consent, Sublessor is not in default under any of the terms of the Master Lease, nor is there any condition which, with notice or the passage of time or both, would constitute a default by Sublessor under the Master Lease.

        8. Pursuant to Section 12.C. of the Master Lease, Sublessor shall pay to Landlord one-half of the total consideration received by Sublessor from Sublessee during the Sublease term (including revenue derived from any subleased parking spaces), less the gross rents paid by Sublessor to Landlord during the period of the Sublease term ("Excess Rents"), after first deducting the following costs and expenses associated with the subletting of the Subleased Premises from the consideration received from Sublessee, which costs shall be reasonable: (i) any improvement allowance or other economic concession paid by Sublessor to Sublessee; (ii) broker's commissions paid by Sublessor with regard to the subletting; (iii) attorneys' fees; (iv) lease takeover payments; (v) costs of advertising the Premises for sublease; and (vi) the unamortized cost of initial and subsequent improvements to the Premises made by Sublessor.

        9. This Consent to Sublease constitutes the entire and complete agreement of the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, statements, promises, understandings, arrangements, and commitments, all of which, whether oral or written, are merged herein.

        10. Each party represents that the person executing this Consent for such party is acting on behalf of such party and is duly authorized to execute this Consent for such party.



2 -     CONSENT TO SUBLEASE

        11. This Consent may be executed in counterparts, each of which shall be deemed an original, and all of which when executed and delivered shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Consent to Sublease to be duly executed as of the day and year first above written.

LANDLORD:                 PROPERTY COLORADO OBJLW ONE CORPORATION
                          an Oregon corporation

                          By: Clarion Partners, LLC,
                              a New York limited liability company
                              Its Authorized Agent

                              By:    Clarion Partners, Inc.,
                                     a New York corporation
                                     Its Managing Member

                                        By: /s/ BRUCE G. MORRISON
                                           -------------------------------------
                                            Bruce G. Morrison
                                            Its Senior Vice President

SUBLESSOR:                ECHO BAY MANAGEMENT CORP.,
                          a Delaware corporation

                          By: /s/ L. BRODRICK
                             ------------------------------------
                             Name:  Lois-Ann L. Brodrick
                             Title: Secretary


SUBLESSEE:                MPOWER SOLUTIONS, INC.,

                          By: /s/ OSWALDO H. LEON
                             ------------------------------------
                             Name:  Oswaldo H. Leon
                             Title: Sr. Vice President



3 -     CONSENT TO SUBLEASE

                                   EXHIBIT "A"

                               SUBLEASE AGREEMENT

                                 [See attached]



4 -     CONSENT TO SUBLEASE